UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENTCOMPANIES

                  Investment Company Act file number 811-03395
                                                     ---------

                      FRANKLIN FEDERAL TAX-FREE INCOME FUND
                      -------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area Code: (650) 312-2000
                                                           --------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 4/30/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.

                                    (GRAPHIC)

                                 APRIL 30, 2008

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                               TAX - FREE INCOME

                                FRANKLIN FEDERAL
                              TAX-FREE INCOME FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                      (FRANKLIN TEMPLETON INVESTMENTS LOGO)
                         FRANKLIN TEMPLETON INVESTMENTS

                      FRANKLIN - Templeton - Mutual Series

Annual Report

Franklin Federal Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in investment-grade municipal securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments as of 4/30/08**

                                   (PIE CHART)

AAA                      50.0%
AA                       14.0%
A                        12.4%
BBB                      11.5%
Below Investment Grade    1.2%
Not Rated by S&P         10.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
----------------------   -------   --------
AAA or Aaa                 5.3%      0.4%
AA or Aa                   0.5%       --
A                          2.5%       --
BBB or Baa                 1.3%      0.6%
Below Investment Grade     0.1%      0.2%
                           ---       ---
Total                      9.7%      1.2%
                           ---       ---

This annual report for Franklin Federal Tax-Free Income Fund covers the fiscal year ended April 30, 2008.

(1). Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                               Annual Report | 7

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

DIVIDEND DISTRIBUTIONS(2)

                                  DIVIDEND PER SHARE
                 ----------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C    ADVISOR CLASS
--------------   ----------   ----------   ----------   -------------
May 2007         4.50 cents   3.92 cents   3.93 cents     4.59 cents
June 2007        4.50 cents   3.94 cents   3.94 cents     4.59 cents
July 2007        4.50 cents   3.94 cents   3.94 cents     4.59 cents
August 2007      4.50 cents   3.94 cents   3.94 cents     4.59 cents
September 2007   4.45 cents   3.90 cents   3.91 cents     4.54 cents
October 2007     4.45 cents   3.90 cents   3.91 cents     4.54 cents
November 2007    4.45 cents   3.90 cents   3.91 cents     4.54 cents
December 2007    4.40 cents   3.85 cents   3.85 cents     4.50 cents
January 2008     4.40 cents   3.85 cents   3.85 cents     4.50 cents
February 2008    4.40 cents   3.85 cents   3.85 cents     4.50 cents
March 2008       4.27 cents   3.70 cents   3.72 cents     4.37 cents
April 2008       4.27 cents   3.70 cents   3.72 cents     4.37 cents

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $12.11 on April 30, 2007, to $11.82 on April 30, 2008. The Fund's Class A shares paid dividends totaling 53.09 cents per share for the reporting period.(2) The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.15% based on an annualization of April's 4.27 cent per share dividend and the maximum offering price of $12.34 on April 30, 2008. An investor in the 2008 maximum federal personal income tax bracket of 35.00% would need to earn a distribution rate of 6.38% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline, as shown in the dividend distributions table.

(2). All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                8 | Annual Report

MUNICIPAL BOND MARKET OVERVIEW

The year ended April 30, 2008, proved challenging for the municipal bond market. A measured pullback in the municipal market was exacerbated during the reporting period, as all financial markets felt the impact of subprime loan defaults. Many major financial institutions tightened credit and reassessed the risk of their direct and indirect exposure to subprime loans. A lack of liquidity across most markets in August and February contributed to an increase in overall volatility and declining values in most asset classes.

The municipal bond insurance industry, which includes seven companies that had AAA ratings -- MBIA, AMBAC, FSA, FGIC, XLCA, CIFG and Assured Guaranty -- faced particular difficulties. Rising levels of subprime mortgage defaults during the reporting period, combined with the bond insurers' exposure to subprime mortgages, prompted the three major independent credit rating agencies, Standard & Poor's (S&P), Moody's Investors Service and Fitch Ratings, to undertake in-depth evaluations of the bond insurance companies in December 2007. As a result, the rating agencies downgraded several municipal bond insurers and lowered the outlook for some to negative. At period-end, MBIA, AMBAC, FSA and Assured Guaranty maintained AAA ratings by Moody's and S&P.

Illiquidity plagued the financial markets as they felt the impact of the perceived weakness in the bond insurance industry. This was especially notable in the municipal bond market. In a marked shift amid recent volatility, high grade municipal yields were well in excess of Treasury yields, on a nominal basis, across the yield curve. Insured bonds generally underperformed during the 12 months under review as evidenced by the 2.79% return of the Lehman Brothers Municipal Bond Index compared with the 2.23% return of the Lehman Brothers Insured Municipal Bond Index.(3) During the fourth quarter of 2007, the market appeared to develop a three-tier perception of the bond insurance companies, which affected the traditional trading spreads of the "Big Four" insurers -- MBIA, AMBAC, FGIC and FSA. FSA and Assured Guaranty became more desirable than MBIA and AMBAC; MBIA and AMBAC were more desirable than FGIC, XLCA and CIFG. Historically, the market perceived MBIA, AMBAC, FSA and FGIC as having adequate claims-paying ability and therefore required no extra yield for securities carrying their insurance. Assured Guaranty, XLCA and CIFG are newer entrants to the

(3). Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers Insured Municipal Bond Index is composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA.


                               Annual Report | 9
industry and were still developing their businesses, so the market generally required more yield from them.

Investors should be aware that insurance companies insure municipal bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying (i.e., prior to insurance) ratings of A or better, and the historical average default rate for such bonds is less than 1%.(4) Ultimately, the underlying credit quality of state and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality.

Bond insurers' problems pressured the short-term municipal market beginning in January 2008. Money market funds began to eliminate holdings of variable rate debt with credit providers they deemed to be at risk of downgrade. This caused dealers to boost yields substantially on some variable rate demand notes (VRDNs), hoping to entice buyers to hold them rather than put them back to the remarketing agents who were already struggling with too much inventory on their balance sheets. Within a few weeks, this lack of liquidity disrupted the auction rate securities (ARS) market as well. Inventory in the ARS market, primarily for those with insurance backing, increased dramatically. Auctions have recently failed due to dealers' liquidity constraints. It is important to note that this is a liquidity issue and a supply and demand imbalance, not a credit or default scenario.

Over the 12-month reporting period, municipal bond market returns lagged those of the U.S. Treasury market as uncertainty regarding the impact of problems associated with subprime securities drove global investors to the relative safety of U.S. Treasuries. Furthermore, investors began to require additional compensation for taking on risk, leading to wider spreads for credit-driven securities. For the year ended April 30, 2008, the Lehman Brothers Municipal Bond Index had a +2.79% total return compared with the +9.72% return of the Lehman Brothers U.S. Treasury Index.(5)

The recent environment contributed to dramatically steeper Treasury and municipal bond yield curves (spread between short- and longer-term yields). On April 30, 2008, two-year, 10-year and 30-year Treasury yields were 2.29%, 3.77% and 4.47%, respectively. The yields on two-year, 10-year and 30-year

(4). Sources: Standard & Poor's, "U.S. Municipal Rating Transitions and Defaults, 1986-2007," RATINGSDIRECT, 5/3/07; Moody's Investors Service, March 2007.

(5). Source: Standard & Poor's Micropal. See footnote 3 for a description of the Lehman Brothers Municipal Bond Index. The Lehman Brothers U.S. Treasury Index is the U.S. Treasury component of the U.S. Government index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.


                               10 | Annual Report

Treasuries fell 231, 86 and 34 basis points (100 basis points equal one percentage point), respectively, over the period. Yields at the short end of the municipal AAA curve also declined over the period; however, yields increased at the long end of the curve. The insurers' problems weighed heavily on long maturity insured municipal bonds, causing a spike in yields. At period-end, the market for these bonds improved dramatically; however, their yields still exceeded long-term Treasury yields, which is highly unusual.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a relatively steep municipal yield curve compared to Treasuries, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income. The Fund's credit quality improved during the year under review as we found value in AAA-rated insured bonds. Credit spreads tightened to the point where we felt investors were not being adequately compensated for higher credit risk.

Thank you for your continued participation in Franklin Federal Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
4/30/08

                               % OF TOTAL
                         LONG-TERM INVESTMENTS(*)
                         ------------------------
Prerefunded                        24.4%
Utilities                          17.3%
Hospital & Health Care             12.5%
Transportation                     11.9%
General Obligation                  8.0%
Subject to Government               7.1%
Appropriations
Other Revenue                       5.6%
Tax-Supported                       5.5%
Higher Education                    4.9%
Corporate-Backed                    2.2%
Housing                             0.6%

*    Does not include short-term investments and other net assets.


                               Annual Report | 11

Performance Summary as of 4/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKTIX)                    CHANGE   4/30/08   4/30/07
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$0.29    $11.82    $12.11
DISTRIBUTIONS (5/1/07-4/30/08)
Dividend Income                  $0.5309

CLASS B (SYMBOL: FFTBX)                    CHANGE   4/30/08   4/30/07
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$0.29    $11.81    $12.10
DISTRIBUTIONS (5/1/07-4/30/08)
Dividend Income                  $0.4639

CLASS C (SYMBOL: FRFTX)                    CHANGE   4/30/08   4/30/07
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$0.30    $11.81    $12.11
DISTRIBUTIONS (5/1/07-4/30/08)
Dividend Income                  $0.4647

ADVISOR CLASS (SYMBOL: FAFTX)              CHANGE   4/30/08   4/30/07
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$0.30    $11.82    $12.12
DISTRIBUTIONS (5/1/07-4/30/08)
Dividend Income                  $0.5422


                               12 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                        1-YEAR   5-YEAR   10-YEAR
-------------------------------------          ------   ------   -------
Cumulative Total Return(1)                      +2.06%  +23.87%  +58.68%
Average Annual Total Return(2)                  -2.29%   +3.47%   +4.27%
Avg. Ann. Total Return (3/31/08)(3)             -3.51%   +3.30%   +4.09%
   Distribution Rate(4)                 4.15%
   Taxable Equivalent Distribution
      Rate(5)                           6.38%
   30-Day Standardized Yield(6)         3.80%
   Taxable Equivalent Yield(5)          5.85%
   Total Annual Operating Expenses(7)   0.61%

CLASS B                                        1-YEAR   5-YEAR   INCEPTION (1/1/99)
-------------------------------------          ------   ------   ------------------
Cumulative Total Return(1)                      +1.49%  +20.35%        +44.69%
Average Annual Total Return(2)                  -2.41%   +3.43%         +4.04%
Avg. Ann. Total Return (3/31/08)(3)             -3.64%   +3.28%         +3.90%
   Distribution Rate(4)                 3.76%
   Taxable Equivalent Distribution
      Rate(5)                           5.78%
   30-Day Standardized Yield(6)         3.43%
   Taxable Equivalent Yield(5)          5.28%
   Total Annual Operating Expenses(7)   1.17%

CLASS C                                        1-YEAR   5-YEAR   10-YEAR
-------------------------------------          ------   ------   -------
Cumulative Total Return(1)                      +1.41%  +20.33%  +50.03%
Average Annual Total Return(2)                  +0.44%   +3.77%   +4.14%
Avg. Ann. Total Return (3/31/08)(3)             -0.74%   +3.62%   +3.96%
   Distribution Rate(4)                 3.78%
   Taxable Equivalent Distribution
      Rate(5)                           5.82%
   30-Day Standardized Yield(6)         3.43%
   Taxable Equivalent Yield(5)          5.28%
   Total Annual Operating Expenses(7)   1.17%

ADVISOR CLASS(8)                               1-YEAR   5-YEAR   10-YEAR
-------------------------------------          ------   ------   -------
Cumulative Total Return(1)                      +2.07%  +24.31%  +59.52%
Average Annual Total Return(2)                  +2.07%   +4.45%   +4.78%
Avg. Ann. Total Return (3/31/08)(3)             +0.79%   +4.28%   +4.60%
   Distribution Rate(4)                 4.44%
   Taxable Equivalent Distribution
      Rate(5)                           6.83%
   30-Day Standardized Yield(6)         4.07%
   Taxable Equivalent Yield(5)          6.26%
   Total Annual Operating Expenses(7)   0.52%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL 1-800/342-5236.


                               Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A       4/30/08
-------       -------
1-Year         -2.29%
5-Year         +3.47%
10-Year        +4.27%

CLASS A (5/1/98-4/30/08)

                               (PERFORMANCE GRAPH)

            FRANKLIN FEDERAL TAX-FREE     LEHMAN BROTHERS
   DATE       INCOME FUND - CLASS A    MUNICIPAL BOND INDEX    CPI
----------  -------------------------  --------------------  -------
 5/1/1998           $ 9,578                   $10,000        $10,000
 5/31/1998          $ 9,700                   $10,158        $10,018
 6/30/1998          $ 9,744                   $10,198        $10,031
 7/31/1998          $ 9,773                   $10,224        $10,043
 8/31/1998          $ 9,889                   $10,382        $10,055
 9/30/1998          $ 9,982                   $10,511        $10,068
10/31/1998          $ 9,979                   $10,511        $10,092
11/30/1998          $10,016                   $10,548        $10,092
12/31/1998          $10,045                   $10,574        $10,086
 1/31/1999          $10,131                   $10,700        $10,111
 2/28/1999          $10,112                   $10,653        $10,123
 3/31/1999          $10,141                   $10,668        $10,154
 4/30/1999          $10,162                   $10,695        $10,228
 5/31/1999          $10,125                   $10,633        $10,228
 6/30/1999          $ 9,994                   $10,480        $10,228
 7/31/1999          $10,015                   $10,518        $10,258
 8/31/1999          $ 9,910                   $10,434        $10,283
 9/30/1999          $ 9,905                   $10,438        $10,332
10/31/1999          $ 9,774                   $10,325        $10,351
11/30/1999          $ 9,855                   $10,435        $10,357
12/31/1999          $ 9,765                   $10,357        $10,357
 1/31/2000          $ 9,700                   $10,312        $10,388
 2/29/2000          $ 9,816                   $10,432        $10,449
 3/31/2000          $10,020                   $10,660        $10,535
 4/30/2000          $ 9,972                   $10,597        $10,542
 5/31/2000          $ 9,923                   $10,541        $10,554
 6/30/2000          $10,147                   $10,821        $10,609
 7/31/2000          $10,275                   $10,971        $10,634
 8/31/2000          $10,422                   $11,140        $10,634
 9/30/2000          $10,390                   $11,082        $10,689
10/31/2000          $10,484                   $11,203        $10,708
11/30/2000          $10,551                   $11,288        $10,714
12/31/2000          $10,755                   $11,567        $10,708
 1/31/2001          $10,832                   $11,682        $10,775
 2/28/2001          $10,882                   $11,719        $10,818
 3/31/2001          $10,966                   $11,824        $10,843
 4/30/2001          $10,876                   $11,696        $10,886
 5/31/2001          $10,980                   $11,822        $10,935
 6/30/2001          $11,057                   $11,901        $10,954
 7/31/2001          $11,227                   $12,077        $10,923
 8/31/2001          $11,399                   $12,276        $10,923
 9/30/2001          $11,316                   $12,235        $10,972
10/31/2001          $11,422                   $12,380        $10,935
11/30/2001          $11,358                   $12,276        $10,917
12/31/2001          $11,253                   $12,160        $10,874
 1/31/2002          $11,398                   $12,371        $10,898
 2/28/2002          $11,505                   $12,520        $10,942
 3/31/2002          $11,331                   $12,275        $11,003
 4/30/2002          $11,497                   $12,514        $11,065
 5/31/2002          $11,576                   $12,591        $11,065
 6/30/2002          $11,675                   $12,724        $11,071
 7/31/2002          $11,774                   $12,887        $11,083
 8/31/2002          $11,873                   $13,042        $11,120
 9/30/2002          $12,073                   $13,328        $11,138
10/31/2002          $11,854                   $13,107        $11,157
11/30/2002          $11,842                   $13,052        $11,157
12/31/2002          $12,062                   $13,328        $11,132
 1/31/2003          $12,040                   $13,294        $11,182
 2/28/2003          $12,191                   $13,480        $11,268
 3/31/2003          $12,179                   $13,488        $11,335
 4/30/2003          $12,270                   $13,577        $11,311
 5/31/2003          $12,577                   $13,895        $11,292
 6/30/2003          $12,553                   $13,836        $11,305
 7/31/2003          $12,093                   $13,352        $11,317
 8/31/2003          $12,194                   $13,451        $11,360
 9/30/2003          $12,514                   $13,847        $11,397
10/31/2003          $12,500                   $13,777        $11,385
11/30/2003          $12,654                   $13,921        $11,354
12/31/2003          $12,766                   $14,036        $11,342
 1/31/2004          $12,879                   $14,116        $11,397
 2/29/2004          $13,056                   $14,329        $11,458
 3/31/2004          $13,063                   $14,279        $11,532
 4/30/2004          $12,770                   $13,941        $11,569
 5/31/2004          $12,712                   $13,890        $11,637
 6/30/2004          $12,753                   $13,941        $11,674
 7/31/2004          $12,912                   $14,124        $11,655
 8/31/2004          $13,127                   $14,407        $11,662
 9/30/2004          $13,211                   $14,484        $11,686
10/31/2004          $13,339                   $14,608        $11,748
11/30/2004          $13,281                   $14,488        $11,754
12/31/2004          $13,455                   $14,665        $11,711
 1/31/2005          $13,618                   $14,802        $11,735
 2/28/2005          $13,603                   $14,753        $11,803
 3/31/2005          $13,555                   $14,660        $11,895
 4/30/2005          $13,743                   $14,891        $11,975
 5/31/2005          $13,852                   $14,996        $11,963
 6/30/2005          $13,940                   $15,089        $11,969
 7/31/2005          $13,913                   $15,021        $12,025
 8/31/2005          $14,013                   $15,173        $12,086
 9/30/2005          $13,905                   $15,070        $12,234
10/31/2005          $13,832                   $14,979        $12,258
11/30/2005          $13,906                   $15,051        $12,160
12/31/2005          $14,027                   $15,180        $12,111
 1/31/2006          $14,056                   $15,221        $12,203
 2/28/2006          $14,166                   $15,323        $12,228
 3/31/2006          $14,088                   $15,218        $12,295
 4/30/2006          $14,093                   $15,212        $12,400
 5/31/2006          $14,145                   $15,280        $12,462
 6/30/2006          $14,102                   $15,223        $12,486
 7/31/2006          $14,273                   $15,404        $12,523
 8/31/2006          $14,459                   $15,632        $12,548
 9/30/2006          $14,550                   $15,741        $12,486
10/31/2006          $14,653                   $15,840        $12,418
11/30/2006          $14,781                   $15,972        $12,400
12/31/2006          $14,740                   $15,915        $12,418
 1/31/2007          $14,723                   $15,875        $12,456
 2/28/2007          $14,889                   $16,084        $12,523
 3/31/2007          $14,847                   $16,044        $12,637
 4/30/2007          $14,891                   $16,092        $12,719
 5/31/2007          $14,836                   $16,020        $12,797
 6/30/2007          $14,780                   $15,937        $12,822
 7/31/2007          $14,873                   $16,061        $12,818
 8/31/2007          $14,792                   $15,992        $12,795
 9/30/2007          $14,998                   $16,228        $12,830
10/31/2007          $15,067                   $16,301        $12,858
11/30/2007          $15,123                   $16,405        $12,934
12/31/2007          $15,140                   $16,450        $12,925
 1/31/2008          $15,234                   $16,658        $12,990
 2/29/2008          $14,550                   $15,895        $13,027
 3/31/2008          $14,963                   $16,349        $13,140
 4/30/2008          $15,198                   $16,541        $13,220

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    4/30/08
-----------------------    -------
1-Year                      -2.41%
5-Year                      +3.43%
Since Inception (1/1/99)    +4.04%

CLASS B (1/1/99-4/30/08)

                               (PERFORMANCE GRAPH)


            FRANKLIN FEDERAL TAX-FREE     LEHMAN BROTHERS
   DATE       INCOME FUND - CLASS B    MUNICIPAL BOND INDEX    CPI
----------  -------------------------  --------------------  -------
 1/1/1999            $10,000                  $10,000        $10,000
1/31/1999            $10,086                  $10,119        $10,024
2/28/1999            $10,054                  $10,075        $10,037
3/31/1999            $10,079                  $10,089        $10,067
4/30/1999            $10,096                  $10,114        $10,140
5/31/1999            $10,055                  $10,055        $10,140
6/30/1999            $ 9,920                  $ 9,911        $10,140
7/31/1999            $ 9,935                  $ 9,947        $10,171
8/31/1999            $ 9,826                  $ 9,867        $10,195
9/30/1999            $ 9,817                  $ 9,871        $10,244
10/31/1999           $ 9,682                  $ 9,764        $10,262
11/30/1999           $ 9,766                  $ 9,868        $10,268
12/31/1999           $ 9,672                  $ 9,794        $10,268
1/31/2000            $ 9,603                  $ 9,752        $10,299
2/29/2000            $ 9,706                  $ 9,865        $10,360
3/31/2000            $ 9,903                  $10,081        $10,445
4/30/2000            $ 9,859                  $10,021        $10,451
5/31/2000            $ 9,806                  $ 9,969        $10,464
6/30/2000            $10,014                  $10,233        $10,519
7/31/2000            $10,136                  $10,375        $10,543
8/31/2000            $10,276                  $10,535        $10,543
9/30/2000            $10,240                  $10,481        $10,598
10/31/2000           $10,328                  $10,595        $10,616
11/30/2000           $10,389                  $10,675        $10,622
12/31/2000           $10,585                  $10,939        $10,616
1/31/2001            $10,656                  $11,047        $10,683
2/28/2001            $10,700                  $11,082        $10,726
3/31/2001            $10,778                  $11,182        $10,750
4/30/2001            $10,693                  $11,060        $10,793
5/31/2001            $10,782                  $11,179        $10,842
6/30/2001            $10,861                  $11,254        $10,860
7/31/2001            $11,015                  $11,421        $10,830
8/31/2001            $11,178                  $11,609        $10,830
9/30/2001            $11,092                  $11,570        $10,879
10/31/2001           $11,191                  $11,708        $10,842
11/30/2001           $11,131                  $11,609        $10,824
12/31/2001           $11,015                  $11,499        $10,781
1/31/2002            $11,151                  $11,699        $10,805
2/28/2002            $11,251                  $11,840        $10,848
3/31/2002            $11,076                  $11,608        $10,909
4/30/2002            $11,242                  $11,835        $10,970
5/31/2002            $11,304                  $11,907        $10,970
6/30/2002            $11,396                  $12,033        $10,976
7/31/2002            $11,488                  $12,187        $10,988
8/31/2002            $11,580                  $12,334        $11,025
9/30/2002            $11,769                  $12,604        $11,043
10/31/2002           $11,549                  $12,395        $11,062
11/30/2002           $11,533                  $12,343        $11,062
12/31/2002           $11,741                  $12,604        $11,037
1/31/2003            $11,715                  $12,572        $11,086
2/28/2003            $11,856                  $12,748        $11,171
3/31/2003            $11,839                  $12,755        $11,239
4/30/2003            $11,932                  $12,840        $11,214
5/31/2003            $12,214                  $13,140        $11,196
6/30/2003            $12,185                  $13,084        $11,208
7/31/2003            $11,744                  $12,627        $11,220
8/31/2003            $11,826                  $12,721        $11,263
9/30/2003            $12,131                  $13,095        $11,300
10/31/2003           $12,111                  $13,029        $11,287
11/30/2003           $12,255                  $13,165        $11,257
12/31/2003           $12,358                  $13,274        $11,245
1/31/2004            $12,462                  $13,350        $11,300
2/29/2004            $12,627                  $13,551        $11,361
3/31/2004            $12,628                  $13,503        $11,434
4/30/2004            $12,339                  $13,184        $11,470
5/31/2004            $12,278                  $13,136        $11,538
6/30/2004            $12,310                  $13,184        $11,574
7/31/2004            $12,459                  $13,357        $11,556
8/31/2004            $12,660                  $13,625        $11,562
9/30/2004            $12,734                  $13,697        $11,586
10/31/2004           $12,851                  $13,815        $11,647
11/30/2004           $12,787                  $13,701        $11,653
12/31/2004           $12,959                  $13,868        $11,611
1/31/2005            $13,100                  $13,998        $11,635
2/28/2005            $13,091                  $13,951        $11,702
3/31/2005            $13,029                  $13,863        $11,794
4/30/2005            $13,203                  $14,082        $11,873
5/31/2005            $13,302                  $14,182        $11,861
6/30/2005            $13,381                  $14,270        $11,867
7/31/2005            $13,350                  $14,205        $11,922
8/31/2005            $13,440                  $14,348        $11,983
9/30/2005            $13,330                  $14,252        $12,129
10/31/2005           $13,253                  $14,165        $12,154
11/30/2005           $13,318                  $14,233        $12,056
12/31/2005           $13,428                  $14,356        $12,007
1/31/2006            $13,449                  $14,394        $12,099
2/28/2006            $13,548                  $14,491        $12,123
3/31/2006            $13,468                  $14,391        $12,190
4/30/2006            $13,465                  $14,386        $12,294
5/31/2006            $13,508                  $14,450        $12,355
6/30/2006            $13,461                  $14,396        $12,379
7/31/2006            $13,618                  $14,567        $12,416
8/31/2006            $13,790                  $14,783        $12,441
9/30/2006            $13,871                  $14,886        $12,379
10/31/2006           $13,963                  $14,979        $12,312
11/30/2006           $14,078                  $15,104        $12,294
12/31/2006           $14,033                  $15,051        $12,312
1/31/2007            $14,016                  $15,012        $12,350
2/28/2007            $14,175                  $15,210        $12,416
3/31/2007            $14,135                  $15,173        $12,529
4/30/2007            $14,177                  $15,218        $12,610
5/31/2007            $14,125                  $15,150        $12,688
6/30/2007            $14,071                  $15,072        $12,712
7/31/2007            $14,160                  $15,189        $12,709
8/31/2007            $14,082                  $15,123        $12,686
9/30/2007            $14,278                  $15,347        $12,721
10/31/2007           $14,343                  $15,415        $12,748
11/30/2007           $14,396                  $15,513        $12,823
12/31/2007           $14,414                  $15,557        $12,815
1/31/2008            $14,503                  $15,753        $12,879
2/29/2008            $13,852                  $15,032        $12,916
3/31/2008            $14,245                  $15,461        $13,028
4/30/2008            $14,469                  $15,642        $13,107


                               14 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C      4/30/08
-------      -------
1-Year        +0.44%
5-Year        +3.77%
10-Year       +4.14%

CLASS C (5/1/98-4/30/08)

                               (PERFORMANCE GRAPH)

            FRANKLIN FEDERAL TAX-FREE     LEHMAN BROTHERS
  DATE        INCOME FUND - CLASS C    MUNICIPAL BOND INDEX    CPI
----------  -------------------------  --------------------  -------
 5/1/1998            $10,000                  $10,000        $10,000
5/31/1998            $10,123                  $10,158        $10,018
6/30/1998            $10,172                  $10,198        $10,031
7/31/1998            $10,197                  $10,224        $10,043
8/31/1998            $10,305                  $10,382        $10,055
9/30/1998            $10,405                  $10,511        $10,068
10/31/1998           $10,397                  $10,511        $10,092
11/30/1998           $10,431                  $10,548        $10,092
12/31/1998           $10,456                  $10,574        $10,086
1/31/1999            $10,541                  $10,700        $10,111
2/28/1999            $10,507                  $10,653        $10,123
3/31/1999            $10,533                  $10,668        $10,154
4/30/1999            $10,558                  $10,695        $10,228
5/31/1999            $10,506                  $10,633        $10,228
6/30/1999            $10,365                  $10,480        $10,228
7/31/1999            $10,382                  $10,518        $10,258
8/31/1999            $10,268                  $10,434        $10,283
9/30/1999            $10,267                  $10,438        $10,332
10/31/1999           $10,117                  $10,325        $10,351
11/30/1999           $10,205                  $10,435        $10,357
12/31/1999           $10,107                  $10,357        $10,357
1/31/2000            $10,035                  $10,312        $10,388
2/29/2000            $10,141                  $10,432        $10,449
3/31/2000            $10,356                  $10,660        $10,535
4/30/2000            $10,301                  $10,597        $10,542
5/31/2000            $10,246                  $10,541        $10,554
6/30/2000            $10,464                  $10,821        $10,609
7/31/2000            $10,600                  $10,971        $10,634
8/31/2000            $10,737                  $11,140        $10,634
9/30/2000            $10,699                  $11,082        $10,689
10/31/2000           $10,791                  $11,203        $10,708
11/30/2000           $10,855                  $11,288        $10,714
12/31/2000           $11,060                  $11,567        $10,708
1/31/2001            $11,134                  $11,682        $10,775
2/28/2001            $11,180                  $11,719        $10,818
3/31/2001            $11,271                  $11,824        $10,843
4/30/2001            $11,173                  $11,696        $10,886
5/31/2001            $11,265                  $11,822        $10,935
6/30/2001            $11,348                  $11,901        $10,954
7/31/2001            $11,508                  $12,077        $10,923
8/31/2001            $11,679                  $12,276        $10,923
9/30/2001            $11,589                  $12,235        $10,972
10/31/2001           $11,692                  $12,380        $10,935
11/30/2001           $11,631                  $12,276        $10,917
12/31/2001           $11,508                  $12,160        $10,874
1/31/2002            $11,661                  $12,371        $10,898
2/28/2002            $11,755                  $12,520        $10,942
3/31/2002            $11,582                  $12,275        $11,003
4/30/2002            $11,746                  $12,514        $11,065
5/31/2002            $11,811                  $12,591        $11,065
6/30/2002            $11,906                  $12,724        $11,071
7/31/2002            $12,012                  $12,887        $11,083
8/31/2002            $12,098                  $13,042        $11,120
9/30/2002            $12,306                  $13,328        $11,138
10/31/2002           $12,067                  $13,107        $11,157
11/30/2002           $12,049                  $13,052        $11,157
12/31/2002           $12,268                  $13,328        $11,132
1/31/2003            $12,241                  $13,294        $11,182
2/28/2003            $12,399                  $13,480        $11,268
3/31/2003            $12,371                  $13,488        $11,335
4/30/2003            $12,468                  $13,577        $11,311
5/31/2003            $12,764                  $13,895        $11,292
6/30/2003            $12,733                  $13,836        $11,305
7/31/2003            $12,271                  $13,352        $11,317
8/31/2003            $12,356                  $13,451        $11,360
9/30/2003            $12,674                  $13,847        $11,397
10/31/2003           $12,664                  $13,777        $11,385
11/30/2003           $12,814                  $13,921        $11,354
12/31/2003           $12,911                  $14,036        $11,342
1/31/2004            $13,030                  $14,116        $11,397
2/29/2004            $13,203                  $14,329        $11,458
3/31/2004            $13,193                  $14,279        $11,532
4/30/2004            $12,891                  $13,941        $11,569
5/31/2004            $12,837                  $13,890        $11,637
6/30/2004            $12,872                  $13,941        $11,674
7/31/2004            $13,015                  $14,124        $11,655
8/31/2004            $13,226                  $14,407        $11,662
9/30/2004            $13,314                  $14,484        $11,686
10/31/2004           $13,436                  $14,608        $11,748
11/30/2004           $13,359                  $14,488        $11,754
12/31/2004           $13,539                  $14,665        $11,711
1/31/2005            $13,686                  $14,802        $11,735
2/28/2005            $13,676                  $14,753        $11,803
3/31/2005            $13,611                  $14,660        $11,895
4/30/2005            $13,804                  $14,891        $11,975
5/31/2005            $13,908                  $14,996        $11,963
6/30/2005            $13,978                  $15,089        $11,969
7/31/2005            $13,946                  $15,021        $12,025
8/31/2005            $14,040                  $15,173        $12,086
9/30/2005            $13,937                  $15,070        $12,234
10/31/2005           $13,857                  $14,979        $12,258
11/30/2005           $13,913                  $15,051        $12,160
12/31/2005           $14,028                  $15,180        $12,111
1/31/2006            $14,050                  $15,221        $12,203
2/28/2006            $14,165                  $15,323        $12,228
3/31/2006            $14,069                  $15,218        $12,295
4/30/2006            $14,079                  $15,212        $12,400
5/31/2006            $14,112                  $15,280        $12,462
6/30/2006            $14,075                  $15,223        $12,486
7/31/2006            $14,227                  $15,404        $12,523
8/31/2006            $14,406                  $15,632        $12,548
9/30/2006            $14,503                  $15,741        $12,486
10/31/2006           $14,587                  $15,840        $12,418
11/30/2006           $14,708                  $15,972        $12,400
12/31/2006           $14,660                  $15,915        $12,418
1/31/2007            $14,636                  $15,875        $12,456
2/28/2007            $14,794                  $16,084        $12,523
3/31/2007            $14,746                  $16,044        $12,637
4/30/2007            $14,795                  $16,092        $12,719
5/31/2007            $14,733                  $16,020        $12,797
6/30/2007            $14,658                  $15,937        $12,822
7/31/2007            $14,744                  $16,061        $12,818
8/31/2007            $14,656                  $15,992        $12,795
9/30/2007            $14,854                  $16,228        $12,830
10/31/2007           $14,915                  $16,301        $12,858
11/30/2007           $14,964                  $16,405        $12,934
12/31/2007           $14,987                  $16,450        $12,925
1/31/2008            $15,073                  $16,658        $12,990
2/29/2008            $14,377                  $15,895        $13,027
3/31/2008            $14,779                  $16,349        $13,140
4/30/2008            $15,003                  $16,541        $13,220

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)    4/30/08
----------------    -------
1-Year               +2.07%
5-Year               +4.45%
10-Year              +4.78%

ADVISOR CLASS (5/1/98-4/30/08)(8)

                               (PERFORMANCE GRAPH)

             FRANKLIN FEDERAL TAX-FREE      LEHMAN BROTHERS
   DATE     INCOME FUND - ADVISOR CLASS  MUNICIPAL BOND INDEX    CPI
----------  ---------------------------  --------------------  -------
 5/1/1998              $10,000                   $10,000       $10,000
 5/31/1998             $10,128                   $10,158       $10,018
 6/30/1998             $10,174                   $10,198       $10,031
 7/31/1998             $10,204                   $10,224       $10,043
 8/31/1998             $10,325                   $10,382       $10,055
 9/30/1998             $10,422                   $10,511       $10,068
10/31/1998             $10,418                   $10,511       $10,092
11/30/1998             $10,457                   $10,548       $10,092
12/31/1998             $10,488                   $10,574       $10,086
 1/31/1999             $10,578                   $10,700       $10,111
 2/28/1999             $10,557                   $10,653       $10,123
 3/31/1999             $10,588                   $10,668       $10,154
 4/30/1999             $10,610                   $10,695       $10,228
 5/31/1999             $10,572                   $10,633       $10,228
 6/30/1999             $10,434                   $10,480       $10,228
 7/31/1999             $10,456                   $10,518       $10,258
 8/31/1999             $10,346                   $10,434       $10,283
 9/30/1999             $10,342                   $10,438       $10,332
10/31/1999             $10,205                   $10,325       $10,351
11/30/1999             $10,290                   $10,435       $10,357
12/31/1999             $10,195                   $10,357       $10,357
 1/31/2000             $10,127                   $10,312       $10,388
 2/29/2000             $10,249                   $10,432       $10,449
 3/31/2000             $10,462                   $10,660       $10,535
 4/30/2000             $10,411                   $10,597       $10,542
 5/31/2000             $10,360                   $10,541       $10,554
 6/30/2000             $10,595                   $10,821       $10,609
 7/31/2000             $10,728                   $10,971       $10,634
 8/31/2000             $10,881                   $11,140       $10,634
 9/30/2000             $10,848                   $11,082       $10,689
10/31/2000             $10,946                   $11,203       $10,708
11/30/2000             $11,016                   $11,288       $10,714
12/31/2000             $11,229                   $11,567       $10,708
 1/31/2001             $11,309                   $11,682       $10,775
 2/28/2001             $11,361                   $11,719       $10,818
 3/31/2001             $11,450                   $11,824       $10,843
 4/30/2001             $11,355                   $11,696       $10,886
 5/31/2001             $11,464                   $11,822       $10,935
 6/30/2001             $11,544                   $11,901       $10,954
 7/31/2001             $11,722                   $12,077       $10,923
 8/31/2001             $11,901                   $12,276       $10,923
 9/30/2001             $11,815                   $12,235       $10,972
10/31/2001             $11,926                   $12,380       $10,935
11/30/2001             $11,858                   $12,276       $10,917
12/31/2001             $11,749                   $12,160       $10,874
 1/31/2002             $11,901                   $12,371       $10,898
 2/28/2002             $12,013                   $12,520       $10,942
 3/31/2002             $11,841                   $12,275       $11,003
 4/30/2002             $12,014                   $12,514       $11,065
 5/31/2002             $12,088                   $12,591       $11,065
 6/30/2002             $12,191                   $12,724       $11,071
 7/31/2002             $12,306                   $12,887       $11,083
 8/31/2002             $12,400                   $13,042       $11,120
 9/30/2002             $12,620                   $13,328       $11,138
10/31/2002             $12,381                   $13,107       $11,157
11/30/2002             $12,370                   $13,052       $11,157
12/31/2002             $12,601                   $13,328       $11,132
 1/31/2003             $12,579                   $13,294       $11,182
 2/28/2003             $12,748                   $13,480       $11,268
 3/31/2003             $12,737                   $13,488       $11,335
 4/30/2003             $12,833                   $13,577       $11,311
 5/31/2003             $13,143                   $13,895       $11,292
 6/30/2003             $13,119                   $13,836       $11,305
 7/31/2003             $12,651                   $13,352       $11,317
 8/31/2003             $12,746                   $13,451       $11,360
 9/30/2003             $13,092                   $13,847       $11,397
10/31/2003             $13,078                   $13,777       $11,385
11/30/2003             $13,241                   $13,921       $11,354
12/31/2003             $13,359                   $14,036       $11,342
 1/31/2004             $13,478                   $14,116       $11,397
 2/29/2004             $13,665                   $14,329       $11,458
 3/31/2004             $13,662                   $14,279       $11,532
 4/30/2004             $13,367                   $13,941       $11,569
 5/31/2004             $13,308                   $13,890       $11,637
 6/30/2004             $13,351                   $13,941       $11,674
 7/31/2004             $13,507                   $14,124       $11,655
 8/31/2004             $13,744                   $14,407       $11,662
 9/30/2004             $13,833                   $14,484       $11,686
10/31/2004             $13,957                   $14,608       $11,748
11/30/2004             $13,897                   $14,488       $11,754
12/31/2004             $14,092                   $14,665       $11,711
 1/31/2005             $14,252                   $14,802       $11,735
 2/28/2005             $14,249                   $14,753       $11,803
 3/31/2005             $14,188                   $14,660       $11,895
 4/30/2005             $14,398                   $14,891       $11,975
 5/31/2005             $14,513                   $14,996       $11,963
 6/30/2005             $14,594                   $15,089       $11,969
 7/31/2005             $14,567                   $15,021       $12,025
 8/31/2005             $14,672                   $15,173       $12,086
 9/30/2005             $14,573                   $15,070       $12,234
10/31/2005             $14,497                   $14,979       $12,258
11/30/2005             $14,564                   $15,051       $12,160
12/31/2005             $14,692                   $15,180       $12,111
 1/31/2006             $14,722                   $15,221       $12,203
 2/28/2006             $14,851                   $15,323       $12,228
 3/31/2006             $14,771                   $15,218       $12,295
 4/30/2006             $14,777                   $15,212       $12,400
 5/31/2006             $14,820                   $15,280       $12,462
 6/30/2006             $14,789                   $15,223       $12,486
 7/31/2006             $14,956                   $15,404       $12,523
 8/31/2006             $15,153                   $15,632       $12,548
 9/30/2006             $15,262                   $15,741       $12,486
10/31/2006             $15,358                   $15,840       $12,418
11/30/2006             $15,506                   $15,972       $12,400
12/31/2006             $15,464                   $15,915       $12,418
 1/31/2007             $15,447                   $15,875       $12,456
 2/28/2007             $15,622                   $16,084       $12,523
 3/31/2007             $15,580                   $16,044       $12,637
 4/30/2007             $15,627                   $16,092       $12,719
 5/31/2007             $15,570                   $16,020       $12,797
 6/30/2007             $15,500                   $15,937       $12,822
 7/31/2007             $15,612                   $16,061       $12,818
 8/31/2007             $15,528                   $15,992       $12,795
 9/30/2007             $15,732                   $16,228       $12,830
10/31/2007             $15,806                   $16,301       $12,858
11/30/2007             $15,879                   $16,405       $12,934
12/31/2007             $15,899                   $16,450       $12,925
 1/31/2008             $15,999                   $16,658       $12,990
 2/29/2008             $15,268                   $15,895       $13,027
 3/31/2008             $15,704                   $16,349       $13,140
 4/30/2008             $15,952                   $16,541       $13,220


                               Annual Report | 15

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1). Cumulative total return represents the change in value of an investment over the periods indicated.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3). In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4). Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 4/30/08.

(5). Taxable equivalent distribution rate and yield assume the 2008 maximum federal income tax rate of 35.00%.

(6). Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/08.

(7). Figures are as stated in the Fund's prospectus current as of the date of this report.

(8). Effective 3/20/02, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/20/02, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 3/19/02, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/20/02 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +34.71% and +5.00%.

(9). Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               16 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07-4/30/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                          $1,000            $1,008.80              $3.00
Hypothetical (5% return before expenses)        $1,000            $1,021.88              $3.02

CLASS B
Actual                                          $1,000            $1,005.90              $5.79
Hypothetical (5% return before expenses)        $1,000            $1,019.10              $5.82

CLASS C
Actual                                          $1,000            $1,005.90              $5.79
Hypothetical (5% return before expenses)        $1,000            $1,019.10              $5.82

ADVISOR CLASS
Actual                                          $1,000            $1,009.20              $2.50
Hypothetical (5% return before expenses)        $1,000            $1,022.38              $2.51

* Expenses are calculated using the most recent expense ratio, annualized for each class (A: 0.60%; B: 1.16%; C: 1.16%; and Advisor: 0.50%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                               18 | Annual Report

Franklin Federal Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED APRIL 30,
                                                      ----------------------------------------------------------------------
CLASS A                                                  2008           2007           2006           2005           2004
----------------------------------------------------  ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................  $    12.11     $    11.99     $    12.23     $    11.91     $    11.99
                                                      ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ........................        0.53           0.55           0.53           0.57           0.58
   Net realized and unrealized gains (losses) ......       (0.29)          0.12          (0.22)          0.31          (0.10)
                                                      ----------     ----------     ----------     ----------     ----------
Total from investment operations ...................        0.24           0.67           0.31           0.88           0.48
                                                      ----------     ----------     ----------     ----------     ----------
Less distributions from net investment income ......       (0.53)         (0.55)         (0.55)         (0.56)         (0.56)
                                                      ----------     ----------     ----------     ----------     ----------
Redemption fees ....................................          --(d)          --(d)          --(d)          --(d)          --
                                                      ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .......................  $    11.82     $    12.11     $    11.99     $    12.23     $    11.91
                                                      ==========     ==========     ==========     ==========     ==========
Total return(c) ....................................        2.06%          5.66%          2.55%          7.62%          4.08%

RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................        0.60%          0.61%          0.61%          0.61%          0.61%
Net investment income ..............................        4.44%          4.58%          4.33%          4.72%          4.79%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................  $6,901,918     $6,570,140     $6,279,940     $6,324,986     $6,357,878
Portfolio turnover rate ............................       15.47%          6.13%          7.98%          6.74%          6.94%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 19

Franklin Federal Tax-Free Income Fund

                                                                          YEAR ENDED APRIL 30,
                                                      ------------------------------------------------------------
CLASS B                                                 2008         2007         2006         2005         2004
----------------------------------------------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................  $  12.10     $  11.98     $  12.22     $  11.90     $  11.99
                                                      --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ........................      0.46         0.49         0.46         0.50         0.51
   Net realized and unrealized gains (losses) ......     (0.29)        0.11        (0.22)        0.31        (0.11)
                                                      --------     --------     --------     --------     --------
Total from investment operations ...................      0.17         0.60         0.24         0.81         0.40
                                                      --------     --------     --------     --------     --------
Less distributions from net investment income ......     (0.46)       (0.48)       (0.48)       (0.49)       (0.49)
                                                      --------     --------     --------     --------     --------
Redemption fees ....................................        --(d)        --(d)        --(d)        --(d)        --
                                                      --------     --------     --------     --------     --------
Net asset value, end of year .......................  $  11.81     $  12.10     $  11.98     $  12.22     $  11.90
                                                      ========     ========     ========     ========     ========
Total return(c) ....................................      1.49%        5.08%        1.99%        7.00%        3.41%

RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................      1.16%        1.17%        1.17%        1.17%        1.17%
Net investment income ..............................      3.88%        4.02%        3.77%        4.16%        4.23%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................  $178,156     $225,834     $260,416     $289,490     $298,252
Portfolio turnover rate ............................     15.47%        6.13%        7.98%        6.74%        6.94%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.


20 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                       YEAR ENDED APRIL 30,
                                                   ------------------------------------------------------------
CLASS C                                              2008         2007         2006         2005         2004
------------------------------------------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  12.11     $  11.99     $  12.23     $  11.90     $  11.99
                                                   --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................       0.46         0.49         0.46         0.50         0.51
   Net realized and unrealized gains (losses) ..      (0.30)        0.11        (0.22)        0.32        (0.11)
                                                   --------     --------     --------     --------     --------
Total from investment operations ...............       0.16         0.60         0.24         0.82         0.40
                                                   --------     --------     --------     --------     --------
Less distributions from net investment income ..      (0.46)       (0.48)       (0.48)       (0.49)       (0.49)
                                                   --------     --------     --------     --------     --------
Redemption fees ................................         --(d)        --(d)        --(d)        --(d)        --
                                                   --------     --------     --------     --------     --------
Net asset value, end of year ...................   $  11.81     $  12.11     $  11.99     $  12.23     $  11.90
                                                   ========     ========     ========     ========     ========
Total return(c) ................................       1.41%        5.08%        1.99%        7.09%        3.39%

RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.16%        1.17%        1.17%        1.17%        1.17%
Net investment income ..........................       3.88%        4.02%        3.77%        4.16%        4.23%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $594,724     $449,918     $403,084     $371,438     $373,431
Portfolio turnover rate ........................      15.47%        6.13%        7.98%        6.74%        6.94%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d)  Amount rounds to less than $0.01 per share.


      Annual Report| The accompanying notes are an integral part of these
                           financial statements. | 21

Franklin Federal Tax-Free Income Fund

                                                                       YEAR ENDED APRIL 30,
                                                   -----------------------------------------------------------
ADVISOR CLASS                                        2008         2007         2006         2005         2004
------------------------------------------------   --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  12.12     $  12.00     $  12.23     $  11.92     $ 12.00
                                                   --------     --------     --------     --------     -------
Income from investment operations(a):
   Net investment income(b) ....................       0.54         0.57         0.54         0.58        0.59
   Net realized and unrealized gains (losses) ..      (0.30)        0.11        (0.21)        0.30       (0.10)
                                                   --------     --------     --------     --------     -------
Total from investment operations ...............       0.24         0.68         0.33         0.88        0.49
                                                   --------     --------     --------     --------     -------
Less distributions from net investment income ..      (0.54)       (0.56)       (0.56)       (0.57)      (0.57)
                                                   --------     --------     --------     --------     -------
Redemption fees ................................         --(c)        --(c)        --(c)        --(c)       --
                                                   --------     --------     --------     --------     -------
Net asset value, end of year ...................   $  11.82     $  12.12     $  12.00     $  12.23     $ 11.92
                                                   ========     ========     ========     ========     =======
Total return ...................................       2.07%        5.76%        2.63%        7.71%       4.17%

RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.51%        0.52%        0.52%        0.52%       0.52%
Net investment income ..........................       4.53%        4.67%        4.42%        4.81%       4.88%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $252,943     $191,387     $155,857     $112,032     $97,303
Portfolio turnover rate ........................      15.47%        6.13%        7.98%        6.74%       6.94%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.


 22 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF INVESTMENTS, APRIL 30, 2008

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS 96.1%
    MUNICIPAL BONDS 96.1%
    ALABAMA 1.6%
    Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.125%,
       6/01/28 ..............................................................................   $  7,000,000   $    7,031,780
    Auburn University General Fee Revenue, AMBAC Insured, 5.00%, 6/01/34 ....................     11,025,000       11,099,198
    Courtland IDB Solid Waste Disposal Revenue, Champion International Corp. Project,
       Refunding,
       6.00%, 8/01/29 .......................................................................     12,000,000       11,131,320
       Series A, 6.70%, 11/01/29 ............................................................      4,000,000        4,122,520
    East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18,
       Series B, 5.50%, 9/01/33 .............................................................     18,500,000       18,599,715
    Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.45%,
       9/01/14 ..............................................................................      1,445,000        1,476,270
    Homewood GO, wts., Refunding, FSA Insured, 4.75%, 9/01/30 ...............................      9,265,000        9,126,488
    Mobile GO, wts., Refunding and Improvement, AMBAC Insured, 5.00%, 2/15/30 ...............      5,000,000        5,109,500
    Montgomery County Public Building Authority Revenue, wts., Facilities Project,
       MBIA Insured, 5.00%, 3/01/31 .........................................................      6,250,000        6,334,375
    University of Alabama General Revenue, Series A,
       MBIA Insured, 5.00%, 7/01/29 .........................................................     10,000,000       10,067,800
       MBIA Insured, 5.00%, 7/01/34 .........................................................     11,500,000       11,547,610
       XLCA Insured, 5.00%, 7/01/28 .........................................................      6,065,000        6,149,789
       XLCA Insured, 5.00%, 7/01/32 .........................................................      6,500,000        6,542,835
    University of Alabama University Revenues, Hospital, Series A, MBIA Insured,
       Pre-Refunded, 5.875%, 9/01/31 ........................................................      5,000,000        5,437,300
    University of South Alabama University Revenues, Tuition, Capital Improvement, Refunding,
       AMBAC Insured, 5.00%, 12/01/36 .......................................................     11,570,000       11,625,652
                                                                                                               --------------
                                                                                                                  125,402,152
                                                                                                               --------------
    ALASKA 0.4%
    Alaska State HFC Revenue, General Housing, Series A, FGIC Insured, 5.00%,
       12/01/29 .............................................................................      4,000,000        3,906,960
       12/01/30 .............................................................................      3,500,000        3,398,430
    Alaska State International Airports Revenues, Series B,
       AMBAC Insured, Pre-Refunded, 5.25%, 10/01/27 .........................................     15,000,000       16,369,800
       MBIA Insured, 5.00%, 10/01/28 ........................................................      5,100,000        5,130,957
                                                                                                               --------------
                                                                                                                   28,806,147
                                                                                                               --------------
    ARIZONA 2.6%
    Downtown Phoenix Hotel Corp. Revenue, Senior Series A, FGIC Insured, 5.00%,
       7/01/29 .............................   ..............................................     14,465,000       13,359,151
       7/01/36 .............................   ..............................................     15,000,000       13,525,200
    Maricopa County IDA Health Facility Revenue, Catholic Healthcare West Project, Refunding,
       Series A, 5.00%, 7/01/16 .............................................................     21,425,000       21,658,532
    Maricopa County IDA Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 ....     19,000,000       19,010,450
    Mesa IDAR, Discovery Health System, Series A, MBIA Insured, Pre-Refunded, 5.75%, 1/01/25      22,500,000       23,848,425
    Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic Plaza,
       Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
       7/01/32 ..............................................................................      6,000,000        4,738,200
       7/01/34 ..............................................................................      5,000,000        3,941,650
       7/01/35 ..............................................................................      9,860,000        7,764,947


                               Annual Report | 23

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Pima County IDA Lease Revenue, Pima County Arizona, 5.00%, 9/01/39 ......................   $ 20,000,000   $   20,029,400
    Salt River Project Agricultural Improvement and Power District Electric System Revenue,
       Salt River Project, Refunding, Series A, 5.125%, 1/01/27 .............................     35,000,000       36,130,150
       Salt River Project, Series B, 5.00%, 1/01/25 .........................................     17,500,000       17,966,375
       Series A, 5.00%, 1/01/38 .............................................................     10,000,000       10,269,200
    Salt Verde Financial Corp. Senior Gas Revenue, 5.00%, 12/01/37 ..........................     10,000,000        8,958,400
    University Medical Center Corp. Revenue, 5.00%, 7/01/35 .................................      7,000,000        6,300,000
                                                                                                               --------------
                                                                                                                  207,500,080
                                                                                                               --------------
    ARKANSAS 1.3%
    Arkansas State Development Finance Authority HMR, Series B-1, GNMA Secured, 5.80%,
       1/01/23 ..............................................................................        125,000          125,556
    Arkansas State Development Finance Authority Revenue, White River Medical Center Project,
       5.60%, 6/01/24 .......................................................................      1,200,000        1,164,096
    Little Rock Sewer Revenue, Construction, Series A, FSA Insured, 5.00%, 6/01/31 ..........      8,690,000        8,932,190
    Pope County PCR, Arkansas Power and Light Co. Project, Refunding, 6.30%,
       12/01/16 .............................................................................      2,600,000        2,601,352
       11/01/20 .............................................................................     60,500,000       60,761,360
    Pulaski County Health Facilities Board Revenue, Nazareth Sisters of Charity,
       St. Vincent's Infirmary, MBIA Insured, ETM, 6.05%, 11/01/09 ..........................        125,000          131,916
    Saline County Retirement Housing and Healthcare Facilities Board Revenue, Refunding,
       AMBAC Insured, 5.80%, 6/01/11 ........................................................        180,000          180,407
    University of Arkansas University Revenues,
       AMBAC Insured, 5.00%, 11/01/31 .......................................................      7,705,000        7,816,723
       Construction, University of Arkansas for Medical Sciences Campus, Series B,
          MBIA Insured, 5.00%, 11/01/28 .....................................................      1,000,000        1,026,730
       Construction, University of Arkansas for Medical Sciences Campus, Series B,
          MBIA Insured, 5.00%, 11/01/34 .....................................................      9,000,000        9,174,690
       Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/27 .................      5,000,000        5,081,450
    University of Central Arkansas Revenue, FGIC Insured, 5.00%, 11/01/37 ...................      5,020,000        5,042,590
                                                                                                               --------------
                                                                                                                  102,039,060
                                                                                                               --------------
    CALIFORNIA 7.8%
    Alhambra COP, Clubhouse Facility Project, 11.25%,
       1/01/09 ..............................................................................        455,000          460,928
       1/01/10 ..............................................................................        500,000          506,140
    California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
       first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33 ....................     24,500,000       26,118,715
    California State GO,
       5.90%, 5/01/08 .......................................................................        235,000          235,000
       6.00%, 5/01/18 .......................................................................        535,000          542,180
       6.00%, 5/01/20 .......................................................................        850,000          861,781
       5.90%, 4/01/23 .......................................................................      1,200,000        1,210,644
       5.125%, 2/01/26 ......................................................................      7,500,000        7,665,750
       Pre-Refunded, 5.125%, 6/01/25 ........................................................     24,705,000       26,512,418
       Pre-Refunded, 5.25%, 4/01/27 .........................................................     17,500,000       19,475,750
       Pre-Refunded, 5.00%, 2/01/32 .........................................................     49,000,000       52,673,040
       Refunding, 5.00%, 2/01/24 ............................................................      5,000,000        5,087,150
       Refunding, 5.125%, 6/01/25 ...........................................................        295,000          300,478


                               24 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                    AMOUNT          VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California State GO, (continued)
       Refunding, 5.00%, 2/01/26 ............................................................   $ 20,000,000   $   20,200,400
       Refunding, 5.00%, 2/01/26 ............................................................     27,000,000       27,245,160
       Various Purpose, 5.25%, 11/01/25 .....................................................     16,260,000       16,791,377
       Various Purpose, 5.00%, 8/01/33 ......................................................     25,000,000       25,088,500
       Various Purpose, 5.50%, 11/01/33 .....................................................      2,500,000        2,584,775
       Various Purpose, Refunding, 5.25%, 3/01/38 ...........................................     20,000,000       20,492,200
    California Statewide CDA Revenue, St. Joseph Health System,
       Series B, FGIC Insured, 5.75%, 7/01/47 ...............................................      5,000,000        5,234,550
       Series E, FSA Insured, 5.25%, 7/01/47 ................................................     10,000,000       10,117,000
    Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, zero cpn., 1/15/24 ..................................     65,000,000       24,629,150
       Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.85% thereafter, 1/15/23 .....     35,000,000       32,332,650
       Refunding, 5.75%, 1/15/40 ............................................................     20,000,000       19,375,200
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
       Enhanced, Series A, AMBAC Insured, 5.00%, 6/01/45 ..................   ...............     13,255,000       12,530,084
       Pre-Refunded, 5.375%, 6/01/28 ......................................   ...............     50,000,000       52,708,000
       Series A-1, Pre-Refunded, 6.25%, 6/01/33 ...........................   ...............     26,000,000       28,204,020
    Hacienda La Puente USD, GO, Election of 2000, Series B, FSA Insured, Pre-Refunded,
       5.00%, 8/01/27 .......................................................................      5,000,000        5,493,950
    Inland Empire Tobacco Asset Securitization Corp. Revenue,
       Series A, 5.00%, 6/01/21 .............................................................     12,500,000       11,874,250
       Series C-1, zero cpn., 6/01/36 .......................................................    100,000,000       13,916,000
    Los Angeles CRDA Housing Revenue, Refunding, Series A, AMBAC Insured, 6.55%,
       1/01/27 ..............................................................................        135,000          135,023
    Los Angeles Regional Airports Improvement Corp. Lease Revenue,
       Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ..............      7,500,000        6,673,875
(a)    United Airlines, Los Angeles International, Refunding, 6.875%, 11/15/12 ..............      8,400,000        5,719,896
    Los Angeles USD, GO,
       Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/31 ............................     10,000,000       10,173,600
       Series A, MBIA Insured, Pre-Refunded, 5.00%, 1/01/28 .................................     25,000,000       27,371,000
    Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/25 ..........     10,000,000       10,256,100
    Metropolitan Water District of Southern California Waterworks Revenue, Series B-2,
       FGIC Insured, 5.00%, 10/01/27 ........................................................      9,645,000        9,906,283
    Pajaro Valley USD, GO, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/26 ..............      5,285,000        5,807,105
(b) Sacramento County Airport System Revenue, Senior Series B, FSA Insured, 5.25%,
       7/01/33 ..............................................................................     16,355,000       16,353,855
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/21 ............................     50,000,000       49,728,500
       senior lien, 5.00%, 1/01/33 ..........................................................      5,000,000        4,424,650
       senior lien, ETM, zero cpn., 1/01/23 .................................................      7,000,000        3,553,480
                                                                                                               --------------
                                                                                                                  620,570,607
                                                                                                               --------------
    COLORADO 2.6%
    Adams County Revenue, FHA Insured Mortgage, Platte Valley Medical Center, Refunding,
       MBIA Insured, 5.00%, 2/01/31 .........................................................      6,560,000        6,618,974


                               Annual Report | 25

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    COLORADO (CONTINUED)
    Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%,
       8/01/32 ..............................................................................   $ 10,000,000   $   10,214,500
       8/01/36 ..............................................................................     41,235,000       41,995,786
       8/01/39 ..............................................................................     15,000,000       15,254,250
    Colorado Board of Governors University Enterprise System Revenue, Series A, FGIC Insured,
       5.00%, 3/01/37 .......................................................................     10,000,000       10,134,600
    Colorado Health Facilities Authority Revenue,
       Catholic Health Initiatives, Series A, Pre-Refunded, 5.00%, 12/01/28 .................      2,000,000        2,024,460
       Hospital, Refunding, Series B, FSA Insured, 5.25%, 3/01/36 ...........................     10,000,000       10,135,200
       Kaiser Permanente, Series A, ETM, 5.35%, 11/01/16 ....................................     13,250,000       13,480,285
       Kaiser Permanente, Series B, ETM, 5.35%, 8/01/15 .....................................     20,200,000       20,551,076
    Colorado Springs Airport Revenue, Series C, zero cpn., 1/01/11 ..........................      1,450,000        1,312,743
    Colorado Water Resources and Power Development Authority Water Resources Revenue,
       Arapahoe County Water Improvement, Series E, MBIA Insured, 5.00%, 12/01/35 ...........     10,000,000       10,106,400
    Denver City and County Airport Revenue, System, Refunding, Series A, XLCA Insured, 5.00%,
       11/15/25 .............................................................................      8,000,000        7,990,640
    Denver City and County School District No. 1 COP, Denver School Facilities Leasing Corp.,
       AMBAC Insured, 5.50%, 12/15/08 .......................................................        330,000          330,736
    Littleton MFHR, Riverpointe I, Series A, FSA Insured, Pre-Refunded, 5.95%, 4/01/29 ......     10,405,000       10,946,996
    Mesa State College Auxiliary Facilities Enterprise Revenue, XLCA Insured, 5.00%,
       5/15/35 ..............................................................................      9,950,000        9,955,672
    Northwest Parkway Public Highway Authority Revenue, Series A, AMBAC Insured,
       Pre-Refunded, 5.125%, 6/15/31 ........................................................      7,500,000        8,064,600
    Pueblo County School District No. 060 GO, FGIC Insured, 5.00%, 12/15/22 .................      5,500,000        5,615,390
    Thornton Water Enterprise Revenue, MBIA Insured, 5.00%, 12/01/34 ........................     10,000,000       10,207,300
    University of Colorado Hospital Authority Revenue, Series A, AMBAC Insured, 5.00%,
       11/15/29 .............................................................................      8,500,000        8,249,080
                                                                                                               --------------
                                                                                                                  203,188,688
                                                                                                               --------------
    CONNECTICUT 0.2%
    Connecticut State Health and Educational Facilities Authority Revenue, Yale-New Haven
       Hospital, Series J-1, AMBAC Insured, 5.00%, 7/01/31...................................     10,500,000       10,703,595
    Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Secured,
       5.80%, 8/20/39........................................................................      2,625,000        2,759,531
                                                                                                               --------------
                                                                                                                   13,463,126
                                                                                                               --------------
    DISTRICT OF COLUMBIA 1.6%
    District of Columbia Ballpark Revenue, Series B-1, BHAC Insured, 5.00%,
       2/01/24...............................................................................     12,120,000       12,551,593
       2/01/25...............................................................................      7,000,000        7,221,480
       2/01/26...............................................................................      9,950,000       10,199,447
    District of Columbia GO,
       Series A, FSA Insured, 5.375%, 6/01/24................................................      3,580,000        3,659,297
       Series A, FSA Insured, Pre-Refunded, 5.375%, 6/01/24..................................      1,420,000        1,486,016
       Series E, MBIA Insured, ETM, 6.00%, 6/01/13...........................................         15,000           15,039
    District of Columbia Hospital Revenue, Children's Hospital Obligation, Sub Series 1,
       FSA Insured, 5.45%, 7/15/35...........................................................     25,000,000       25,737,250


                               26 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                    AMOUNT          VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    DISTRICT OF COLUMBIA (CONTINUED)
    District of Columbia Revenue,
       Capital Appreciation, Georgetown University, Series A, MBIA Insured, zero cpn.,
          4/01/20 ...........................................................................   $  8,860,000   $    4,935,906
       Capital Appreciation, Georgetown University, Series A, MBIA Insured, zero cpn.,
          4/01/22 ...........................................................................     12,870,000        6,340,663
       Capital Appreciation, Georgetown University, Series A, MBIA Insured, zero cpn.,
          4/01/23 ...........................................................................     14,160,000        6,560,470
       Deed Tax, Housing Product Trust Fund, Series A, MBIA Insured, 5.00%, 6/01/32 .........      5,000,000        5,083,700
       Gains-Georgetown University, Capital Appreciation, Refunding, AMBAC Insured,
          zero cpn. to 4/01/18, 5.00% thereafter, 4/01/32 ...................................     15,370,000        8,645,932
    District of Columbia Tobacco Settlement Financing Corp. Revenue, Refunding, Asset-Backed
       Bonds, 6.50%, 5/15/33 ................................................................     35,000,000       34,998,950
                                                                                                               --------------
                                                                                                                  127,435,743
                                                                                                               --------------
    FLORIDA 5.9%
    Brevard County Local Option Fuel Tax Revenue, FGIC Insured, 5.00%, 8/01/37 ..............     12,245,000       12,325,082
    Broward County School Board COP,
       MBIA Insured, 5.00%, 7/01/28 ........................   ..............................     17,415,000       17,508,170
       Series A, FSA Insured, 5.25%, 7/01/24 ...............   ..............................     25,000,000       25,749,750
    Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36 ......................      5,000,000        5,064,800
    Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Series A-2,
       AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 .........................................     10,000,000       10,572,600
    Florida State Board of Education Capital Outlay GO, Public Education, Refunding,
       Series D,
       5.75%, 6/01/22 .......................................................................     10,000,000       10,448,700
       6.00%, 6/01/23 .......................................................................     17,500,000       20,688,500
    Florida State Mid-Bay Bridge Authority Revenue, Series A,
       AMBAC Insured, zero cpn., 10/01/23 ...................................................      4,950,000        2,198,295
       AMBAC Insured, zero cpn., 10/01/24 ...................................................      2,970,000        1,245,499
       Pre-Refunded, zero cpn., 10/01/23 ....................................................         50,000           25,309
       Pre-Refunded, zero cpn., 10/01/24 ....................................................         30,000           14,342
    Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/30 ..........................     10,000,000       10,037,200
(b) Hillsborough County Aviation Authority Revenue, Series A, Assured Guaranty, 5.50%,
       10/01/38 .............................................................................      5,000,000        5,019,350
    Hillsborough County IDA, PCR, Tampa Electric, Series A, 5.65%, 5/15/18 ..................      6,500,000        6,494,930
    Hillsborough County IDAR, Refunding, Series A, 5.25%, 10/01/24 ..........................     13,500,000       13,537,125
    Hillsborough County School Board COP,
       Master Lease Program, Series B, MBIA Insured, 5.00%, 7/01/27 .........................      5,000,000        5,054,000
       Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 ....................................      5,000,000        5,040,300
    Indian River County School Board COP, FGIC Insured, 5.00%, 7/01/27 ......................     16,485,000       16,652,817
    Jacksonville Capital Improvement Revenue, Series A, AMBAC Insured, 5.00%, 10/01/30 ......     20,175,000       20,348,505
    Jacksonville Economic Development Commission Health Care Facilities Revenue, Mayo Clinic,
       5.00%, 11/15/36 ......................................................................     17,950,000       17,708,034
    Jacksonville Excise Taxes Revenue, Series A, AMBAC Insured, 5.00%, 10/01/32 .............      6,015,000        6,103,962
    Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%,
       10/01/23 .............................................................................      6,000,000        6,074,580
       10/01/26 .............................................................................     20,000,000       20,280,200
    Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/31 ......................      5,000,000        5,041,800


                               Annual Report | 27

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway, Series B,
       CIFG Insured, 5.00%, 10/01/35 ........................................................   $ 10,645,000   $   10,597,310
    Miami-Dade County Aviation Revenue, Miami International Airport, Hub of the Americas,
       Refunding, Series A, CIFG Insured, 5.00%, 10/01/38 ...................................     15,000,000       13,600,500
    Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A,
       MBIA Insured, 5.00%, 6/01/30 .........................................................     10,630,000       10,629,575
    Miami-Dade County Special Obligation Revenue,
       Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/32 .................     10,000,000       10,125,300
       Sub Series B, MBIA Insured, zero cpn., 10/01/34 ......................................      5,500,000        1,289,200
    Orlando Tourist Development Tax Revenue, Orlando, Assured Guaranty, 5.50%, 11/01/38 .....     18,490,000       19,323,714
    Orlando Tourist Development Tax Revenue, Orlando, Assured Guaranty, 5.50%, 11/01/38 .....      5,000,000        5,279,850
    Orlando Utilities Commission Water and Electric Revenue, Refunding, 5.00%, 10/01/22 .....      7,500,000        7,760,100
    Orlando-Orange County Expressway Authority Revenue,
       Series A, FSA Insured, 5.00%, 7/01/32 ................................................     12,000,000       12,300,480
       Series B, AMBAC Insured, 5.00%, 7/01/28 ..............................................     10,630,000       10,788,387
    Palm Beach County School Board COP,
       Refunding, Series D, FSA Insured, 5.00%, 8/01/28 ...........   .......................     25,000,000       25,254,750
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/23 .......   .......................      5,100,000        5,531,970
    Port St. Lucie GO, MBIA Insured, 5.00%, 7/01/32 .........................................      7,000,000        7,100,450
    South Broward Hospital District Revenue, South Broward Hospital District,
       Refunding, 4.75%, 5/01/28 ............................................................     10,000,000        9,378,500
    South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida
       Group, 5.00%, 8/15/32 ................................................................     31,070,000       30,765,825
    St. Lucie County Transportation Revenue, AMBAC Insured, 5.00%, 8/01/27 ..................      5,785,000        5,922,162
    Tallahassee Energy System Revenue, Refunding, MBIA Insured, 5.00%, 10/01/37 .............     20,000,000       20,344,400
    Tampa Bay Water Utility System Revenue, Series B, FGIC Insured,
       5.00%, 10/01/26 ...............................   ....................................      5,245,000        5,265,928
       5.00%, 10/01/31 ...............................   ....................................     10,000,000       10,052,300
       Pre-Refunded, 5.00%, 10/01/26 .................   ....................................      4,755,000        5,095,601
                                                                                                               --------------
                                                                                                                  469,640,152
                                                                                                               --------------
    GEORGIA 4.2%
    Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
       Refunding, Series C, FSA Insured, 5.00%, 1/01/33 .....................................     19,500,000       19,756,425
       Series J, FSA Insured, 5.00%, 1/01/29 ................................................     10,000,000       10,174,900
    Atlanta Airport Revenue, General, Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 ..     18,295,000       19,379,162
    Atlanta Development Authority Revenue,
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/24 ........      6,385,000        6,696,588
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/25 ........      6,955,000        7,267,558
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26 ........      5,000,000        5,202,750
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/27 ........      5,000,000        5,184,700
       Yamacraw Design Center Project, Series A, MBIA Insured, Pre-Refunded, 5.125%,
          1/01/27 ...........................................................................      5,000,000        5,361,500
    Atlanta Development Authority Student Housing Facilities Revenue, Piedmont Ellis LLC,
       Series A, XLCA Insured, 5.00%, 9/01/30 ...............................................     10,000,000        9,801,600
    Atlanta Water and Wastewater Revenue,
       FSA Insured, 5.00%, 11/01/34 .........................................................     20,205,000       20,472,918
       Refunding, Series A, MBIA Insured, 5.00%, 11/01/33 ...................................     13,000,000       13,116,740


                               28 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT          VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Bleckley-Dodge County Joint Development Authority Student Housing Revenue,
       Middle Georgia College, 5.00%, 7/01/33 ...............................................   $  5,000,000   $    4,648,350
       Middle Georgia College, 5.25%, 7/01/38 ...............................................     10,000,000        9,534,300
    Bulloch County Development Authority Revenue, Assured Guaranty, 5.375%, 7/01/39 .........     23,075,000       24,054,764
    Clark County Hospital Authority Revenue, Athens Regional Medical Center Project,
       MBIA Insured, 5.00%, 1/01/27 .........................................................      5,000,000        5,094,650
    Clayton County Development Authority Student Housing and Activity Center Revenue,
       CSU Foundation Real Estate I LLC Project, XLCA Insured, 5.00%, 7/01/33 ...............     11,125,000       10,343,914
    Cobb County Hospital Authority Revenue, Refunding, AMBAC Insured, 5.00%, 4/01/28 ........     18,000,000       18,308,700
    De Kalb County Water and Sewer Revenue, 5.25%, 10/01/25 .................................     12,000,000       12,907,800
    Griffin Combined Public Utility Revenue, Refunding and Improvement, AMBAC Insured,
       5.00%, 1/01/25 .......................................................................      5,000,000        5,076,000
    Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital
       Systems Inc. Project, Series B, MBIA Insured, Pre-Refunded, 5.30%, 9/01/27 ...........     10,000,000       10,985,800
    Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded, 5.25%, 8/01/25 .........     20,000,000       21,844,400
    Henry County and Henry County Water and Sewer Authority Revenue, Refunding and
       Improvement, Series A, MBIA Insured, 5.00%, 2/01/26 ..................................      5,770,000        5,908,769
    Houston County Hospital Authority Revenue, Anticipation Certificates, Houston Healthcare
       Project, 5.25%, 10/01/35 .............................................................     10,485,000       10,202,324
    Jefferson Public Building Authority Revenue, Jackson County Facilities, Series A,
       XLCA Insured, 5.00%, 3/01/32 .........................................................      6,075,000        6,187,387
    Main Street Natural Gas Inc. Gas Project Revenue, Series A,
       5.50%, 9/15/28 ....................   ................................................      5,000,000        4,624,700
       6.25%, 7/15/33 ....................   ................................................     15,000,000       14,755,350
       6.375%, 7/15/38 ...................   ................................................     10,000,000        9,925,900
    Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture Series,
       MBIA Insured, Pre-Refunded, 5.00%,
          7/01/25 ...........................................................................     12,160,000       13,181,440
          7/01/26 ...........................................................................     12,800,000       13,875,200
    Richmond County Development Authority Educational Facilities Revenue, MCG-PPG Cancer
       Research Center, Series A, AMBAC Insured, 5.00%, 12/15/29 ............................      5,000,000        5,095,550
                                                                                                               --------------
                                                                                                                  328,970,139
                                                                                                               --------------
    HAWAII 0.8%
    Hawaii State Airports System Revenue, Second Series,
       ETM, 6.90%, 7/01/12 ..................................................................        500,000          541,870
       MBIA Insured, ETM, 6.90%, 7/01/12 ....................................................        400,000          433,956
    Hawaii State Department of Budget and Finance Special Purpose Revenue,
       Kaiser Permanente, Series A, ETM, 5.15%, 3/01/15 .....................................      4,000,000        4,117,800
       Wilcox Memorial Hospital Projects, Refunding, 5.25%, 7/01/13 .........................        600,000          608,496
       Wilcox Memorial Hospital Projects, Refunding, 5.35%, 7/01/18 .........................      2,040,000        2,053,036
       Wilcox Memorial Hospital Projects, Refunding, 5.50%, 7/01/28 .........................      2,410,000        2,318,974
    Hawaii State GO,
       Refunding, Series BW, 6.375%, 3/01/11 ................................................         95,000          104,285
       Series BW, ETM, 6.375%, 3/01/11 ......................................................          5,000            5,499
       Series CA, 6.00%, 1/01/09 ............................................................        100,000          102,622
       Series CT, FSA Insured, Pre-Refunded, 5.875%, 9/01/19 ................................      5,000,000        5,283,200


                               Annual Report | 29

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    HAWAII (CONTINUED)
    Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue, Refunding,
       Series A, FNMA Insured, 5.75%, 7/01/30 ...............................................   $    310,000   $      312,105
    Honolulu City and County Board of Water Supply Water System Revenue, Refunding, Series A,
       MBIA Insured, 5.00%, 7/01/36 .........................................................     20,000,000       20,293,000
    Honolulu City and County GO,
       ETM, 6.00%, 12/01/14 .................................................................        150,000          174,327
       Refunding, Series C, FGIC Insured, 5.00%, 7/01/20 ....................................      5,250,000        5,394,060
    Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35 .........      1,180,000        1,181,251
    Honolulu City and County Wastewater System Revenue,
       First Bond Resolution, Senior Series, AMBAC Insured, Pre-Refunded, 5.125%,
          7/01/31 ...........................................................................      8,000,000        8,575,280
       Second Bond Resolution, Refunding, Junior Series, FGIC Insured, 5.00%, 7/01/23 .......     10,000,000       10,119,500
    Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 .....................        220,000          236,018
                                                                                                               --------------
                                                                                                                   61,855,279
                                                                                                               --------------
    IDAHO 0.0%(c)
    Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 .....................        170,000          170,007
                                                                                                               --------------
    ILLINOIS 5.1%
    Aurora Waterworks and Sewer Revenue, XLCA Insured, 4.75%, 12/01/36 ......................      7,765,000        7,335,906
    Bourbonnais Industrial Project Revenue, Olivet Nazarene University Project, Radian
       Insured, 5.125%, 11/01/37 ............................................................      5,000,000        4,700,150
    Chicago COP, AMBAC Insured, 7.75%, 7/15/11 ..............................................      7,500,000        8,294,625
    Chicago GO, Lakefront Millennium Parking Facilities, MBIA Insured, ETM, 5.75%, 1/01/23 ..      8,955,000       10,437,052
    Illinois Development Finance Authority Hospital Revenue, Adventist Health System,
       Sunbelt Obligation, Pre-Refunded,
          5.65%, 11/15/24 ...................................................................      6,030,000        6,361,650
          5.50%, 11/15/29 ...................................................................     20,000,000       21,055,400
    Illinois Development Finance Authority Revenue, Provena Health, Refunding, Series A,
       MBIA Insured, 5.50%, 5/15/21 .........................................................     10,000,000       10,107,500
    Illinois Finance Authority Revenue,
       Alexian Brothers Health System, Refunding, Series A, FSA Insured, 5.50%, 1/01/28 .....     45,000,000       47,393,100
       Columbia College, MBIA Insured, 5.00%, 12/01/32 ......................................     15,440,000       15,462,697
       Sherman Health System, Series A, 5.50%, 8/01/37 ......................................      5,000,000        4,598,900
    Illinois Health Facilities Authority Revenue,
       Children's Memorial Hospital, Series A, AMBAC Insured, Pre-Refunded, 5.75%, 8/15/25 ..      9,120,000        9,596,246
       Loyola University Health Systems, Refunding, Series A, MBIA Insured, 5.625%, 7/01/18 .      7,090,000        7,157,993
       Loyola University Health Systems, Series A, MBIA Insured, ETM, 5.625%, 7/01/18 .......      2,105,000        2,437,611
       Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 ...................      2,885,000        2,920,803
       Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 ..      7,500,000        7,604,775
       South Suburban Hospital, ETM, 7.00%, 2/15/18 .........................................      4,200,000        4,989,390
    Illinois Municipal Electric Agency Power Supply Revenue, Series A, FGIC Insured, 5.00%,
       2/01/35 ..............................................................................     20,000,000       19,396,000
    Illinois State GO, FSA Insured, 5.00%, 9/01/29 ..........................................     12,000,000       12,279,840


                               30 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT          VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    ILLINOIS (CONTINUED)
    Kane County School District No. 129 GO, Series A, FGIC Insured, Pre-Refunded, 5.25%,
       2/01/22 ..............................................................................   $  5,285,000   $    5,708,170
    Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
       Capital Appreciation, 2002, Series A, FGIC Insured, ETM, zero cpn., 6/15/08 ..........      7,000,000        6,982,570
       Capital Appreciation, 2002, Series A, FGIC Insured, ETM, zero cpn., 6/15/09 ..........      9,275,000        9,002,686
       Capital Appreciation, 2002, Series A, FGIC Insured, zero cpn., 6/15/08 ...............        185,000          184,404
       Capital Appreciation, 2002, Series A, FGIC Insured, zero cpn., 6/15/09 ...............        235,000          228,552
       Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured, zero cpn....
          to 6/14/12, 5.50% thereafter, 6/15/20 .............................................      8,240,000        7,276,167
       Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured, zero cpn....
          to 6/14/12, 5.55% thereafter, 6/15/21 .............................................      6,000,000        5,265,060
       Capital Appreciation, McCormick Place, Refunding, Series B, zero cpn. to 6/14/17,
          5.65% thereafter, 6/15/22 .........................................................     30,000,000       20,770,500
       Capital Appreciation, Series A, FGIC Insured, ETM, zero cpn., 6/15/08 ................      1,315,000        1,311,726
       Capital Appreciation, Series A, FGIC Insured, ETM, zero cpn., 6/15/09 ................      1,490,000        1,446,254
       McCormick Place Expansion Project, 6.50%, 6/15/22 ....................................          5,000            5,015
       McCormick Place Expansion Project, 6.50%, 6/15/27 ....................................        555,000          556,643
       McCormick Place Expansion Project, Refunding, FGIC Insured, 5.25%, 12/15/28 ..........     39,580,000       40,477,279
       McCormick Place Expansion Project, Series A, FGIC Insured, 6.65%, 6/15/12 ............        250,000          250,770
       McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn., 6/15/10          7,845,000        7,387,009
       McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn., 6/15/11          9,690,000        8,784,082
       McCormick Place Expansion Project, Series A, FGIC Insured, zero cpn., 6/15/10 ........        155,000          145,224
       McCormick Place Expansion Project, Series A, MBIA Insured, 5.00%, 12/15/28 ...........     26,795,000       27,130,741
    Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick
       Place Convention Center, ETM, 7.00%, 7/01/26 .........................................     12,000,000       15,455,520
    Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 .....      1,000,000        1,227,600
    Southwestern Illinois Development Authority IDR, Spectrulite Consortium Inc. Project,
       6.625%, 2/01/10 ......................................................................      1,345,000        1,348,752
    Southwestern Illinois Development Authority Revenue, Capital Appreciation,
       Local Government Program, FSA Insured, zero cpn.,
          12/01/24 ..........................................................................      3,850,000        1,701,084
          12/01/26 ..........................................................................      7,700,000        3,027,486
    University of Illinois University Revenues, Auxiliary Facilities System,
       AMBAC Insured, zero cpn., 4/01/10 ....................................................     14,250,000       13,451,287
       Refunding, Series A, AMBAC Insured, 5.00%, 4/01/30 ...................................      5,000,000        5,034,700
       Refunding, Series B, FGIC Insured, 5.125%, 4/01/26 ...................................      3,585,000        3,643,292
       Series B, FGIC Insured, Pre-Refunded, 5.125%, 4/01/26 ................................      8,415,000        8,974,093
    Upper River Valley Development Authority Environmental Facilities Revenue,
       General Electric Co. Project, 5.45%, 2/01/23 .........................................      3,600,000        3,651,516
                                                                                                               --------------
                                                                                                                  402,557,820
                                                                                                               --------------
    INDIANA 1.0%
    Indiana Health and Educational Facility Financing Authority Hospital Revenue, 5.50%,
       3/01/27 ..............................................................................      5,000,000        4,587,900
    Indiana Health Facility Financing Authority Hospital Revenue,
       Community Foundation Northwest Indiana, Refunding, Series A, 6.375%, 8/01/21 .........     15,590,000       15,874,050
       Community Foundation Northwest Indiana, Series A, Pre-Refunded, 6.375%, 8/01/21 ......      1,910,000        2,135,475
       Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 ..................      1,200,000        1,204,740


                               Annual Report | 31

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT          VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    INDIANA (CONTINUED)
    Indiana Health Facility Financing Authority Revenue, Greenwood Village South Project,
       Refunding, 5.625%, 5/15/28 ...........................................................   $  1,750,000   $    1,523,358
    Indiana State Development Financing Authority Environmental Revenue, Refunding, 6.25%,
       7/15/30 ..............................................................................      2,000,000        2,025,420
    Indiana State Educational Facilities Authority Revenue,
       DePauw University Project, Refunding, 5.30%, 7/01/16 .................................        600,000          617,724
       Valparaiso University, Refunding, AMBAC Insured, 5.125%, 10/01/23 ....................      2,015,000        2,047,844
    Indiana Transportation Finance Authority Highway Revenue,
       Pre-Refunded, 5.375%, 12/01/25 .......................................................      2,235,000        2,394,065
       Refunding, 5.375%, 12/01/25 ..........................................................     12,765,000       13,673,485
    Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project, Series A,
       MBIA Insured, Pre-Refunded, 5.25%, 7/01/33 ...........................................     19,020,000       20,702,890
(d) Jasper County EDR, Georgia-Pacific Corp. Project,
       5.625%, 12/01/27 .....................................................................      3,500,000        2,865,835
       Refunding, 6.70%, 4/01/29 ............................................................      3,000,000        2,751,330
    Madison County Authority Anderson Hospital Revenue, Refunding, Series A, BIG Insured,
       8.00%, 1/01/14 .......................................................................         75,000           75,309
    New Albany Floyd County School Building Corp. Revenue, first mortgage, MBIA Insured,
       Pre-Refunded, 5.375%, 1/15/18 ........................................................      1,500,000        1,540,050
    Petersburg PCR, 5.75%, 8/01/21 ..........................................................      5,000,000        5,037,750
                                                                                                               --------------
                                                                                                                   79,057,225
                                                                                                               --------------
    KANSAS 0.9%
    Burlington PCR, Kansas Gas and Electric Co. Project, Refunding,
       Series A, MBIA Insured, 5.30%, 6/01/31 ...............................................     18,000,000       18,650,700
       Series B, MBIA Insured, 4.85%, 6/01/31 ...............................................     19,325,000       18,622,536
    Kansas State Development Finance Authority Health Facilities Revenue, Stormont-Vail
       HealthCare Inc., Series L, MBIA Insured, 5.125%, 11/15/36 ............................      5,000,000        5,084,750
    Kansas State Development Finance Authority Hospital Revenue, Susan B. Allen Memorial
       Hospital, Series Z, Radian Insured, 5.25%, 12/15/23 ..................................      2,000,000        2,011,640
    Kansas State Development Finance Authority Revenue, Water Pollution Control,
       Revolving Fund,
          Refunding, Series II, 5.125%, 11/01/18 ............................................      3,450,000        3,616,428
          Series II, Pre-Refunded, 5.125%, 11/01/18 .........................................      1,550,000        1,672,745
    Newton Hospital Revenue, Newton Healthcare Corp., Refunding, Series A, 5.70%,
       11/15/18 .............................................................................      1,875,000        1,860,337
    Overland Park Development Corp. Revenue, Second Tier, Convention, Refunding, Series B,
       AMBAC Insured, 5.125%, 1/01/32 .......................................................     20,000,000       20,075,000
    Shawnee County USD No. 437 Auburn-Washburn GO, Refunding, FSA Insured, 5.00%, 9/01/20 ...      2,500,000        2,578,475
                                                                                                               --------------
                                                                                                                   74,172,611
                                                                                                               --------------
    KENTUCKY 1.4%
    Carroll County Environmental Facilities Revenue, AMBAC Insured, 5.75%, 2/01/26 ..........     12,500,000       12,816,375
    Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A, zero cpn.,
       8/15/08 ..............................................................................      4,505,000        4,476,168
       8/15/09 ..............................................................................      4,580,000        4,427,394
       8/15/10 ..............................................................................      4,620,000        4,267,032


                               32 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT          VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    KENTUCKY (CONTINUED)
    Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A, zero cpn.,
       (continued)
       8/15/13 ..............................................................................   $  6,825,000   $    5,511,870
       8/15/14 ..............................................................................      6,860,000        5,287,688
       8/15/16 ..............................................................................      7,005,000        4,870,086
       8/15/17 ..............................................................................      7,115,000        4,665,804
    Kentucky Economic Development Finance Authority Health System Revenue,
       Norton Healthcare Inc.,
       Refunding, Series B, MBIA Insured, zero cpn., 10/01/18 ...............................      8,585,000        5,135,290
       Refunding, Series C, MBIA Insured, 6.05%, 10/01/19 ...................................      7,385,000        8,181,325
       Refunding, Series C, MBIA Insured, 6.10%, 10/01/21 ...................................      6,050,000        6,658,025
       Refunding, Series C, MBIA Insured, 6.10%, 10/01/23 ...................................     11,295,000       12,349,840
       Series C, MBIA Insured, Pre-Refunded, 6.05%, 10/01/19 ................................      3,695,000        4,254,866
       Series C, MBIA Insured, Pre-Refunded, 6.10%, 10/01/21 ................................      2,875,000        3,317,721
       Series C, MBIA Insured, Pre-Refunded, 6.10%, 10/01/23 ................................      5,650,000        6,520,044
    Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
       Regional Health Center Facility, Refunding and Improvement,
          5.80%, 10/01/12 ...................................................................      1,000,000        1,003,330
          5.85%, 10/01/17 ...................................................................      5,615,000        5,542,847
    Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project,
       Series A, MBIA Insured, 5.00%, 9/01/32 ...............................................     10,000,000       10,036,300
                                                                                                               --------------
                                                                                                                  109,322,005
                                                                                                               --------------
    LOUISIANA 2.7%
    Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%,
       10/01/12 .............................................................................     14,285,000       14,330,998
    Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial
       Hospital Project, Refunding, Series A, Connie Lee Insured,
          6.375%, 12/01/12 ..................................................................      3,265,000        3,511,997
          6.50%, 12/01/18 ...................................................................      5,530,000        6,583,465
    East Baton Rouge Mortgage Finance Authority SFM Purchase Revenue, Series A, 6.80%,
       10/01/28 .............................................................................        835,000          839,359
    Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%,
       11/01/27 .............................................................................      5,655,000        5,733,491
    Jefferson Parish Home Mortgage Authority SFMR, Refunding, Series G-2, GNMA Secured,
       5.55%, 6/01/32 .......................................................................        890,000          899,612
    Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27 .................     12,485,000       13,044,703
    Lafayette Public Improvement Sales Tax GO, Series B, MBIA Insured, 4.75%, 3/01/30 .......      5,055,000        5,061,925
    Louisiana Local Government Environmental Facilities and CDA Revenue,
       Bossier City Public Improvement Projects, AMBAC Insured, 5.00%, 11/01/32 .............      6,730,000        6,795,819
       Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/31 ......................      4,290,000        4,317,070
       MBIA Insured, 5.00%, 12/01/26 ........................................................      5,605,000        5,694,007
    Louisiana Public Facilities Authority Revenue,
       Millennium Housing LLC Student Housing, CIFG Insured, 5.00%, 11/01/30 ................     10,000,000        9,633,900
       Ochsner Clinic Foundation Project, Refunding, Series B, ETM, 5.75%, 5/15/23 ..........     10,000,000       11,508,600
       Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38 ..........................     10,260,000        9,655,686
       Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47 ..........................     10,000,000        9,612,600
       Tulane University, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/32 .............      5,000,000        5,373,600


                               Annual Report | 33

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT          VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
    Louisiana State Gas and Fuels Tax Revenue, Series A,
       AMBAC Insured, 5.00%, 6/01/27 ........................................................   $ 19,250,000   $   19,489,470
       FSA Insured, 4.75%, 5/01/39 ..........................................................     17,250,000       17,318,138
    New Orleans GO, Radian Insured,
       5.00%, 12/01/27 ......................................................................      5,935,000        5,684,662
       5.125%, 12/01/33 .....................................................................     11,645,000       11,018,266
    Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ..      2,200,000        2,201,012
    St. Charles Parish Consolidated Waterworks and Wastewater District No. 1 Revenue,
       Series A, AMBAC Insured, 5.00%, 7/01/36 ..............................................      6,230,000        6,316,410
    St. John the Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/01/37 ......     40,500,000       36,798,705
    West Feliciana Parish PCR, Gulf States Utilities Co. Project, 7.00%, 11/01/15 ...........      3,050,000        3,063,268
                                                                                                               --------------
                                                                                                                  214,486,763
                                                                                                               --------------
    MAINE 0.2%
    Jay Solid Waste Disposal Revenue, International Paper Co. Project, Refunding, Series B,
       6.20%, 9/01/19 .......................................................................      8,000,000        8,001,520
    Maine Health and Higher Educational Facilities Authority Revenue, Series A, MBIA Insured,
       5.00%, 7/01/32 .......................................................................      6,045,000        6,126,789
                                                                                                               --------------
                                                                                                                   14,128,309
                                                                                                               --------------
    MARYLAND 0.8%
    Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.00%,
       9/01/32 ..............................................................................      3,500,000        3,231,305
    Baltimore Project Revenue,
       Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/37 .........................      5,000,000        5,043,550
       Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/37 ..............................      8,130,000        8,212,763
    Maryland State EDC Student Housing Revenue, University of Maryland College Park Projects,
       Refunding, CIFG Insured, 5.00%, 6/01/33 ..............................................     15,000,000       15,039,000
    Maryland State Health and Higher Educational Facilities Authority Revenue,
       LifeBridge Health, Assured Guaranty, 5.00%, 7/01/28 ..................................      6,000,000        6,145,800
       LifeBridge Health, Assured Guaranty, 5.00%, 7/01/34 ..................................      9,000,000        9,151,560
       Western Maryland Health, Series A, MBIA Insured, 5.00%, 7/01/34 ......................     20,000,000       20,333,600
                                                                                                               --------------
                                                                                                                   67,157,578
                                                                                                               --------------
    MASSACHUSETTS 3.8%
    Massachusetts Bay Transportation Authority Revenue, Assessment,
       Refunding, Series A, 5.25%, 7/01/30 ..................................................      2,785,000       2,842,789
       Series A, Pre-Refunded, 5.25%, 7/01/30 ...............................................     29,740,000      31,496,444
    Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding, Senior Series A,
       5.00%, 7/01/28 .......................................................................     10,000,000       10,602,700
    Massachusetts State Development Finance Agency Revenue,
       Massachusetts/Saltonstall Redevelopment Building Corp., Series A, MBIA Insured,
          5.125%, 8/01/28 ...................................................................      6,735,000        6,831,580
       Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.00%, 9/01/37 .............     10,000,000       10,110,700
    Massachusetts State GO,
       Consolidated Loan, Series C, AMBAC Insured, 5.00%, 8/01/37 ...........................     10,000,000       10,222,000
       MBIA Insured, Pre-Refunded, 5.00%, 8/01/22 ...........................................      4,100,000        4,395,200
       Series B, ETM, 6.50%, 8/01/08 ........................................................      5,785,000        5,848,519


                               34 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT          VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State Health and Educational Facilities Authority Revenue,
       Berklee College Music, Refunding, Series A, 5.00%, 10/01/37 ..........................   $ 10,000,000   $    9,744,000
       Berkshire Health System, Series E, 6.25%, 10/01/31 ...................................      2,250,000        2,251,868
       Berkshire Health System, Series E, Radian Insured, 5.70%, 10/01/25 ...................      4,500,000        4,593,960
       Emmanuel College, MBIA Insured, 5.00%, 7/01/37 .......................................     10,000,000       10,087,100
       Harvard University, Series FF, 5.00%, 7/15/22 ........................................     13,550,000       14,104,872
    Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
       5.65%, 10/01/17 ......................................................................      2,295,000        2,332,707
       5.70%, 10/01/27 ......................................................................      7,375,000        7,451,847
    Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
       AMBAC Insured, 4.75%, 8/15/32 ........................................................     15,000,000       14,892,150
       AMBAC Insured, 4.50%, 8/15/35 ........................................................     30,000,000       28,991,400
       FSA Insured, 5.00%, 8/15/30 ..........................................................     15,000,000       15,413,250
    Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
       Refunding, Series A, MBIA Insured, 5.00%, 1/01/37 ....................................     52,130,000       52,228,004
       Refunding, Sub Series A, AMBAC Insured, 5.25%, 1/01/29 ...............................      5,000,000        5,029,550
       sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ........................     21,350,000       21,394,194
    Massachusetts State Water Pollution Abatement Trust Revenue,
       Massachusetts Water Revenue Abatement Program, Series A, 5.00%, 8/01/32 ..............        225,000          229,021
       Massachusetts Water Revenue Abatement Program, Series A, Pre-Refunded, 5.00%,
          8/01/32 ...........................................................................      4,775,000        5,168,078
       Water Revenue Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29 .............      5,210,000        5,383,754
       Water Revenue Authority Program, Sub Series A, Pre-Refunded, 5.75%, 8/01/29 ..........      1,290,000        1,355,726
    Route 3 North Transportation Improvement Assn. Massachusetts Lease Revenue,
       MBIA Insured, Pre-Refunded, 5.375%, 6/15/29 ..........................................     16,405,000       17,396,354
                                                                                                               --------------
                                                                                                                  300,397,767
                                                                                                               --------------
    MICHIGAN 3.6%
    Anchor Bay School District GO, Refunding, 5.00%, 5/01/29 ................................      6,300,000        6,381,900
    Chippewa Valley School GO, Pre-Refunded, 5.125%, 5/01/27 ................................      5,310,000        5,727,047
    Coldwater Community Schools GO, MBIA Insured, Pre-Refunded, zero cpn., 5/01/18 ..........      5,935,000        3,277,070
    Detroit City School District GO, School Building and Site Improvements,
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/23 .................................      2,000,000        2,169,580
       Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 .................................     14,925,000       16,126,462
       Series B, FGIC Insured, 5.00%, 5/01/33 ...............................................     16,870,000       17,010,527
    Detroit Sewer Disposal System Revenue,
       second lien, Mandatory Put 7/10/08, Series E, FGIC Insured, 3.74%, 7/01/31 ...........      1,500,000        1,498,890
       second lien, Series A, MBIA Insured, 5.00%, 7/01/30 ..................................      5,470,000        5,515,456
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 ...................     10,000,000       10,687,800
    Detroit Water Supply System Revenue,
       second lien, Series B, FGIC Insured, Pre-Refunded, 5.50%, 7/01/33 ....................      5,000,000        5,453,800
       senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ..................................     17,575,000       17,645,124
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ....................     13,230,000       14,189,440
    Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 ............      8,625,000        8,726,948
    Grand Rapids Public Schools GO, School Building and Site, FSA Insured, 4.50%, 5/01/31 ...     21,800,000       21,220,992
    Harrison Community Schools GO, AMBAC Insured, zero cpn., 5/01/20 ........................      6,000,000        2,840,280
    Jackson County Building Authority Revenue, AMBAC Insured, Pre-Refunded, 5.60%,
       5/01/30 ..............................................................................      4,145,000        4,399,420


                               Annual Report | 35

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Michigan State Building Authority Revenue,
       Facilities Program, Refunding, Series I, 5.00%, 10/15/24 .............................   $ 31,350,000   $   31,734,351
       Refunding, Series IA, FGIC Insured, 5.00%, 10/15/31 ..................................      9,475,000        9,578,751
    Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
       MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 .........................................     18,000,000       19,159,200
    Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
        Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 .....     10,000,000       10,109,500
    Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded, 5.25%,
       11/01/30 .............................................................................     10,000,000       10,815,900
    Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset,
       Senior Series A,
          5.25%, 6/01/22 ....................................................................     10,000,000        9,568,000
          6.00%, 6/01/34 ....................................................................     27,680,000       26,116,080
    Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
       MBIA Insured, 5.25%, 11/15/31 ........................................................     10,000,000       10,170,200
    Southgate Community School District GO, FGIC Insured, Pre-Refunded, 5.00%, 5/01/25 ......      5,500,000        5,666,210
    Wayne State University Revenues, General, AMBAC Insured, 5.00%, 11/15/36 ................      5,000,000        5,090,250
    West Ottawa Public School District GO, Series A, 5.00%, 5/01/27 .........................      5,000,000        5,112,800
                                                                                                               --------------
                                                                                                                  285,991,978
                                                                                                               --------------
    MINNESOTA 1.6%
    Cloquet PCR, Potlatch Corp. Projects, Refunding, 5.90%, 10/01/26 ........................      9,100,000        8,639,631
    Golden Valley Revenue, Covenant Retirement Communities, Series A, 5.50%, 12/01/29 .......      1,500,000        1,377,600
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
       Series A, FGIC Insured, Pre-Refunded, 5.125%, 1/01/31 ................................     10,000,000       10,304,300
       Series A, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 .................................     32,025,000       33,992,936
       Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/32 .................................      5,000,000        5,308,050
       Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 .................................     19,000,000       20,167,550
    Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
       Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ...................................        510,000          520,930
    Minnesota State Municipal Power Agency Electric Revenue, 5.00%, 10/01/30 ................      5,000,000        5,039,800
    Minnetonka MFHR, Ridgepointe II Project, Series A, GNMA Secured, Pre-Refunded, 5.95%,
       10/20/33 .............................................................................     11,075,000       11,980,381
    Rochester Health Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 ....     20,000,000       20,219,800
    Roseville MFHR, Rosepointe I Project, Series A, GNMA Secured, Pre-Refunded, 5.95%,
       10/20/33 .............................................................................      7,900,000        8,469,669
    University of Minnesota Revenue, Series A, ETM, 5.75%, 7/01/13 ..........................      1,250,000        1,409,825
                                                                                                               --------------
                                                                                                                  127,430,472
                                                                                                               --------------
    MISSISSIPPI 1.3%
    Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ..........     36,500,000       36,491,605
    Jackson County Environmental Improvement Revenue, International Paper Co. Project, 6.70%,
       5/01/24 ..............................................................................      3,500,000        3,533,985
    Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project, Refunding,
       5.875%, 4/01/22 ......................................................................     40,000,000       40,000,000
       5.90%, 5/01/22 .......................................................................      8,250,000        8,172,532


                               36 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT            VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    MISSISSIPPI (CONTINUED)
    Mississippi State GO, Refunding, 5.75%, 12/01/12 ........................................   $  2,000,000   $    2,222,460
    Mississippi State University Educational Building Corp. Revenue, Residence Hall and
       Campus Improvement, MBIA Insured, 5.00%, 8/01/35 .....................................     13,265,000       13,400,436
                                                                                                               --------------
                                                                                                                  103,821,018
                                                                                                               --------------
    MISSOURI 1.3%
    Jackson County Special Obligation Revenue, MBIA Insured, 5.00%, 12/01/22 ................      9,095,000        9,367,850
    Missouri Development Finance Board Cultural Facilities Revenue,
       Nelson Gallery Foundation, Series A, MBIA Insured, 5.00%, 12/01/30 ...................     11,500,000       11,660,885
    Missouri Joint Municipal Electric Utility Commission Power Project Revenue,
       Iatan 2 Project, Series A, AMBAC Insured, 5.00%, 1/01/34 .............................     14,000,000       13,958,980
       Plum Point Project, MBIA Insured, 5.00%, 1/01/34 .....................................      8,000,000        8,034,880
    Missouri State Board of Public Buildings Special Obligation Revenue, Series A, 4.75%,
       10/15/28 .............................................................................      8,250,000        8,308,822
    Missouri State Health and Educational Facilities Authority Revenue, SSM Health Care,
       Refunding, Series A, MBIA Insured, 5.00%, 6/01/22 ....................................        230,000          232,153
       Series A, AMBAC Insured, 5.25%, 6/01/21 ..............................................      8,740,000        9,053,504
       Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/21 ................................      8,760,000        9,473,239
       Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/22 .................................      4,270,000        4,322,393
    St. Louis Airport Revenue,
       Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/20 ....      5,000,000        5,332,950
       Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/21 ....      7,250,000        7,732,777
       Capital Improvement Program, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/27 ....     12,390,000       13,340,809
    Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn., Refunding,
       5.40%, 5/15/28 .......................................................................      4,000,000        3,717,920
                                                                                                               --------------
                                                                                                                  104,537,162
                                                                                                               --------------
    MONTANA 0.6%
    Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31 .....     30,000,000       30,390,900
    Montana Facility Finance Authority Revenue, Benefis Health System, Refunding,
       Assured Guaranty, 5.00%, 1/01/37 .....................................................     14,600,000       14,855,646
                                                                                                               --------------
                                                                                                                   45,246,546
                                                                                                               --------------
    NEBRASKA 1.6%
    Adams County School District No. 018 GO, Hastings Public Schools, FSA Insured, 5.00%,
       12/15/31 .............................................................................      5,795,000        5,962,128
    Lancaster County School District No. 001 GO, Lincoln Public Schools, 5.00%, 1/15/36 .....     24,725,000       25,307,521
    Lincoln Electric System Revenue, 5.00%, 9/01/31 .........................................      8,645,000        8,819,629
    Omaha Convention Hotel Corp. Revenue, Convention Center, first tier,
       Refunding, AMBAC Insured, 5.00%, 2/01/35 .............................................     30,000,000       30,145,500
       Series A, AMBAC Insured, 5.125%, 4/01/26 .............................................     12,500,000       13,462,125
    Omaha Public Power District Separate Electricity Revenue, System, Nebraska City 2,
       Series A, AMBAC Insured, 5.00%, 2/01/30 ..............................................     12,165,000       12,464,989
    Public Power Generation Agency Revenue, Whelan Energy Center Unit 2, Series A,
       AMBAC Insured, 5.00%, 1/01/37 ........................................................     15,000,000       15,103,800
    University of Nebraska Revenue, Omaha Student Facilities Project, 5.00%, 5/15/32 ........      5,895,000        6,010,777


                               Annual Report | 37

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                    AMOUNT         VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    NEBRASKA (CONTINUED)
    University of Nebraska Revenues, University of Nebraska Omaha Health and Recreation
       Project, 5.00%, 5/15/38 ..............................................................   $  5,000,000   $    5,082,750
    University of Nebraska University Revenues, Kearney Student Fees and Facilities, 5.00%,
       7/01/30 ..............................................................................      5,000,000        5,095,200
                                                                                                               --------------
                                                                                                                  127,454,419
                                                                                                               --------------
    NEVADA 1.5%
    Clark County Airport Revenue, sub. lien,
       Series A-2, FGIC Insured, 5.125%, 7/01/27 ............................................     10,000,000       10,123,000
       Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/31 .................................     20,000,000       21,513,200
    Director of the State of Nevada Department of Business and Industry Revenue, Las Vegas
       Monorail Project,
          AMBAC Insured, zero cpn., 1/01/25 .................................................      3,080,000          969,800
          AMBAC Insured, zero cpn., 1/01/26 .................................................      3,815,000        1,114,972
          AMBAC Insured, zero cpn., 1/01/27 .................................................      3,000,000          813,360
          AMBAC Insured, zero cpn., 1/01/28 .................................................     13,315,000        3,334,342
          AMBAC Insured, zero cpn., 1/01/29 .................................................      8,410,000        1,947,167
          first tier, AMBAC Insured, 5.625%, 1/01/32 ........................................     21,995,000       20,029,087
          first tier, AMBAC Insured, 5.625%, 1/01/34 ........................................     15,000,000       13,577,850
    Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A, Pre-Refunded,
       5.25%, 7/01/18 .......................................................................     23,685,000       24,042,881
    Nevada State GO, Municipal Bond Bank Project No. 40-41, Series A, ETM, 6.375%,
       12/01/17 .............................................................................     10,275,000       10,302,434
    Sparks RDA Tax Allocation Revenue, Refunding, Series A, Radian Insured, 6.00%,
       1/15/23 ..............................................................................      5,000,000        5,103,300
    Washoe County GO, Reno Sparks Convention, Refunding, Series A, FGIC Insured, 5.00%,
       7/01/24 ..............................................................................      5,000,000        5,065,150
                                                                                                               --------------
                                                                                                                  117,936,543
                                                                                                               --------------
    NEW HAMPSHIRE 0.1%
    Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured, 6.25%,
       6/20/33 ..............................................................................      5,494,000        5,526,634
    New Hampshire Health and Education Facilities Authority Revenue,
       Exeter Project, 6.00%, 10/01/24 ......................................................      2,000,000        2,110,840
       Exeter Project, 5.75%, 10/01/31 ......................................................      1,000,000        1,021,800
       The Memorial Hospital, Refunding, 5.25%, 6/01/26 .....................................      1,000,000          895,550
       The Memorial Hospital, Refunding, 5.25%, 6/01/36 .....................................      1,100,000          946,176
    New Hampshire Higher Educational and Health Facilities Authority Revenue, New Hampshire
       Catholic Charities, 5.80%, 8/01/22 ...................................................      1,000,000          942,590
                                                                                                               --------------
                                                                                                                   11,443,590
                                                                                                               --------------
    NEW JERSEY 2.2%
    Health Care Facilities Financing Authority Revenue, Englewood Hospital, MBIA Insured,
       5.00%, 8/01/23 .......................................................................      5,000,000        5,104,850
    Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
       Series 1, 6.00%, 1/01/19 .............................................................      2,100,000        2,067,387
       Series 1, 6.00%, 1/01/29 .............................................................      5,000,000        4,642,550
       Series 2, 6.125%, 1/01/19 ............................................................      2,000,000        1,988,220
       Series 2, 6.125%, 1/01/29 ............................................................      5,000,000        4,633,050


                               38 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    NEW JERSEY (CONTINUED)
    New Jersey EDA Lease Revenue, International Center for Public Health Project, University
       of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 .............................   $  5,000,000   $    5,261,950
    New Jersey EDA Revenue,
       Cigarette Tax, 5.75%, 6/15/29 ........................................................     20,000,000       19,610,600
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ..............     10,000,000       10,168,800
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ..............      5,000,000        5,041,900
       School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 ...............      7,500,000        7,521,825
       School Facilities Construction, Series O, 5.125%, 3/01/28 ............................     20,000,000       20,560,400
       Series U, 5.00%, 9/01/37 .............................................................     22,000,000       22,425,480
    New Jersey State Turnpike Authority Turnpike Revenue,
       Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15,
          5.15% thereafter, 1/01/35 .........................................................     10,000,000        7,164,800
       Series A, MBIA Insured, Pre-Refunded, 5.60%, 1/01/22 .................................      7,500,000        7,890,750
       Series A, MBIA Insured, Pre-Refunded, 5.50%, 1/01/25 .................................     13,000,000       13,656,370
       Series C, FSA Insured, 5.00%, 1/01/30 ................................................     15,845,000       16,231,301
    Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Pre-Refunded, 5.75%,
       6/01/32 ..............................................................................     19,830,000       21,338,270
                                                                                                               --------------
                                                                                                                  175,308,503
                                                                                                               --------------
    NEW MEXICO 0.0%c
    New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A,
       Pre-Refunded, 6.00%, 6/15/13 .........................................................      1,000,000        1,073,220
                                                                                                               --------------
    NEW YORK 7.8%
    Liberty Development Corp. Revenue,
       5.50%, 10/01/37 ......................................................................     13,000,000       13,911,300
       Goldman Sachs Headquarters, 5.25%, 10/01/35 ..........................................     25,000,000       25,849,750
    Long Island Power Authority Electric System Revenue, General, Series A, MBIA Insured,
       Pre-Refunded, 5.25%, 12/01/26 ........................................................     10,000,000       10,124,800
    MTA Commuter Facilities Revenue, Series A,
       FGIC Insured, Pre-Refunded, 6.00%, 7/01/16 ...........................................      8,950,000        9,006,385
       Pre-Refunded, 5.25%, 7/01/28 .........................................................      5,000,000        5,394,000
       Pre-Refunded, 6.125%, 7/01/29 ........................................................     15,040,000       15,709,430
    MTA Dedicated Tax Fund Revenue, Series A,
       FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ...........................................     12,500,000       13,340,250
       FGIC Insured, Pre-Refunded, 5.00%, 11/15/31 ..........................................     14,250,000       15,330,720
       MBIA Insured, ETM, 6.25%, 4/01/11 ....................................................      1,280,000        1,408,768
    MTA Revenue,
       Refunding, Series E, 5.25%, 11/15/31 .................................................     10,000,000       10,164,800
       Refunding, Series U, 5.125%, 11/15/31 ................................................     20,720,000       20,957,244
       Series A, 5.00%, 11/15/37 ............................................................     25,000,000       25,093,750
       Series A, MBIA Insured, 4.75%, 11/15/27 ..............................................     15,000,000       15,094,200
    MTA Transit Facilities Revenue,
       Series A, FSA Insured, Pre-Refunded, 6.00%, 7/01/16 ..................................      3,630,000        3,653,740
       Series A, Pre-Refunded, 6.00%, 7/01/24 ...............................................      5,000,000        5,212,500
       Series A, Pre-Refunded, 5.625%, 7/01/27 ..............................................     10,800,000       10,917,396
       Service Contract, Series 8, Pre-Refunded, 5.375%, 7/01/21 ............................     15,000,000       16,651,500


                               Annual Report | 39

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
       Pre-Refunded, 5.75%, 8/01/29 .........................................................   $ 10,000,000   $   10,613,000
    New York City GO,
       Refunding, Series H, 6.125%, 8/01/25 .................................................          5,000            5,063
       Series D, 8.00%, 8/01/16 .............................................................          5,000            5,059
       Series D, 5.50%, 6/01/24 .............................................................     16,405,000       17,114,024
       Series D, Pre-Refunded, 5.50%, 6/01/24 ...............................................      7,535,000        8,276,143
       Series E, 6.50%, 12/01/12 ............................................................         20,000           20,056
       Series F, 5.25%, 1/15/23 .............................................................     14,415,000       14,928,606
       Series F, Pre-Refunded, 5.25%, 1/15/23 ...............................................      5,585,000        6,118,367
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Pre-Refunded, 5.50%, 6/15/33 .........................................................     55,000,000       59,046,350
       Refunding, Series D, 5.25%, 6/15/25 ..................................................     10,000,000       10,346,400
       Series A, FGIC Insured, Pre-Refunded, 5.50%, 6/15/32 .................................     10,000,000       10,451,900
       Series A, Pre-Refunded, 5.75%, 6/15/30 ...............................................      8,000,000        8,383,360
       Series G, FSA Insured, 5.125%, 6/15/32 ...............................................     24,215,000       24,761,533
    New York City Transitional Finance Authority Revenue, Future Tax Secured,
       Refunding, Series B, 5.00%, 5/01/30 ..................................................      7,205,000        7,311,922
       Series B, Pre-Refunded, 6.00%, 11/15/29 ..............................................     10,000,000       10,820,200
       Series B, Pre-Refunded, 5.00%, 5/01/30 ...............................................        295,000          320,338
       Series C, Pre-Refunded, 5.50%, 11/01/20 ..............................................      5,000,000        5,355,050
       Series C, Pre-Refunded, 5.50%, 11/01/24 ..............................................      4,200,000        4,498,242
       Series D, 5.00%, 2/01/27 .............................................................     10,000,000       10,210,600
    New York City Transportation Authority MTA Triborough COP, Series A, AMBAC Insured,
       Pre-Refunded, 5.40%, 1/01/19 .........................................................     15,000,000       15,889,950
    New York City Trust for Cultural Resources Revenue, Museum of Modern Art 2001, Series D,
       AMBAC Insured, 5.125%, 7/01/31 .......................................................      8,000,000        8,156,720
    New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
       AMBAC Insured, 5.00%, 11/15/30 .......................................................     10,000,000       10,175,500
    New York State Dormitory Authority Lease Revenue, Court Facilities, Pre-Refunded, 6.00%,
       5/15/39 ..............................................................................     16,000,000       17,295,680
    New York State Dormitory Authority Revenues,
       City University System Consolidated, Third General, Refunding, Series 1, 5.25%,
          7/01/25 ...........................................................................     10,000,000       10,164,200
       State Supported Debt, State University Educational Facilities, Pre-Refunded, 5.125%,
          5/15/21 ...........................................................................      6,495,000        6,660,363
       State Supported Debt, State University Educational Facilities, Refunding, 5.125%,
          5/15/21 ...........................................................................        670,000          677,095
       State Supported Debt, Upstate Community Colleges, Refunding, Series A, 5.00%,
          7/01/28 ...........................................................................      6,570,000        6,621,049
       State Supported Debt, Upstate Community Colleges, Series A, Pre-Refunded, 5.00%,
          7/01/28 ...........................................................................      3,430,000        3,570,321
    New York State HFA Service Contract Obligation Revenue, Refunding, Series C, 5.50%,
       9/15/22 ..............................................................................     17,505,000       17,721,187
    New York State HFAR, Housing Project Mortgage, Refunding, Series A, FSA Insured,
       6.10%, 11/01/15 ......................................................................      4,135,000        4,159,603
       6.125%, 11/01/20 .....................................................................      3,510,000        3,525,619


                               40 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series A,
       FSA Insured, Pre-Refunded, 6.00%, 4/01/14 ............................................   $  1,420,000   $    1,530,405
    Onondaga County GO,
       5.875%, 2/15/12 ......................................................................        300,000          331,362
       ETM, 5.875%, 2/15/12 .................................................................        700,000          774,767
    Sales Tax Asset Receivable Corp. Revenue, Series A, AMBAC Insured, 5.00%, 10/15/29 ......      8,000,000        8,221,440
    Triborough Bridge and Tunnel Authority Revenues, General Purpose,
       5.25%, 11/15/38 ......................................................................     25,000,000       26,293,250
       Refunding, Series A, 5.00%, 1/01/27 ..................................................      5,000,000        5,086,500
       Series A, 5.00%, 1/01/32 .............................................................      3,085,000        3,121,773
       Series A, Pre-Refunded, 5.00%, 1/01/32 ...............................................     16,915,000       18,156,223
       Series B, Pre-Refunded, 5.50%, 1/01/30 ...............................................     15,000,000       17,141,850
       Series X, ETM, 6.625%, 1/01/12 .......................................................      1,800,000        1,990,260
       Series Y, ETM, 6.00%, 1/01/12 ........................................................      1,000,000        1,072,410
                                                                                                               --------------
                                                                                                                  614,744,273
                                                                                                               --------------
    NORTH CAROLINA 2.7%
    Charlotte Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 .......................      6,000,000        6,028,020
    Charlotte COP, Transit Projects, Phase II, Series E, 5.00%, 6/01/30 .....................     15,940,000       16,195,518
    North Carolina Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series A, 5.75%, 1/01/26 ..................................................     65,350,000       66,468,792
       Refunding, Series B, 6.00%, 1/01/22 ..................................................      1,250,000        1,369,938
       Refunding, Series B, 6.25%, 1/01/23 ..................................................     39,030,000       43,663,251
       Refunding, Series B, 5.75%, 1/01/24 ..................................................     35,140,000       35,828,744
       Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ....................................      1,280,000        1,282,803
       Refunding, Series D, 5.125%, 1/01/23 .................................................     12,000,000       12,016,440
       Refunding, Series D, 5.125%, 1/01/26 .................................................      3,000,000        2,956,980
       Series D, 6.70%, 1/01/19 .............................................................      2,000,000        2,090,480
       Series D, 6.75%, 1/01/26 .............................................................      5,000,000        5,195,150
    North Carolina Medical Care Commission Revenue, Rowan Regional Medical Center,
       FSA Insured, 4.75%, 9/01/24 ..........................................................      6,970,000        7,083,751
    University Hospital Chapel Hill Revenue, Refunding, AMBAC Insured, 5.00%, 2/15/21 .......      5,000,000        5,062,950
    Winston-Salem Water and Sewer System Revenue, Pre-Refunded, 5.125%, 6/01/28 .............     11,000,000       11,872,300
                                                                                                               --------------
                                                                                                                  217,115,117
                                                                                                               --------------
    NORTH DAKOTA 0.4%
    Grand Forks Health Care System Revenue, Altru Health System Obligation Group,
       Assured Guaranty, 5.00%, 12/01/26 ....................................................      8,385,000        8,334,522
       Refunding, 5.50%, 12/01/20 ...........................................................      8,870,000        8,806,048
       Refunding, 5.50%, 12/01/24 ...........................................................     13,945,000       13,416,624
                                                                                                               --------------
                                                                                                                   30,557,194
                                                                                                               --------------
    OHIO 2.7%
    Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement
       Children's Hospital Center, FSA Insured, 5.00%, 11/15/31 .............................      9,250,000        9,422,235
    Akron Income Tax Revenue, Community Learning, FGIC Insured, 5.00%,
       12/01/26 .............................................................................      6,085,000        6,209,256
       12/01/27 .............................................................................      3,185,000        3,250,038


                               Annual Report | 41

Franklin Federal Tax-Free Income Fund

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT          VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed,
       Senior Convertible Capital Appreciation Turbo Term Bond, Series A-3, zero cpn. to
          12/01/12, 6.25% thereafter, 6/01/37 ...............................................   $ 15,000,000   $    9,995,550
       Senior Current Interest Turbo Term Bond, Series A-2, 5.75%, 6/01/34 ..................     11,250,000       10,261,687
       Senior Current Interest Turbo Term Bond, Series A-2, 6.00%, 6/01/42 ..................      5,000,000        4,594,900
    Cleveland Airport System Revenue, Series A, FSA Insured,
       5.00%, 1/01/31 .......................................................................     17,930,000       17,999,568
       Pre-Refunded, 5.00%, 1/01/31 .........................................................      2,070,000        2,172,527
    Cleveland State University General Receipt Revenue, FGIC Insured, 5.00%, 6/01/29 ........      5,000,000        5,005,000
    Columbus City School District GO, School Facilities Construction and Improvement,
        FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 .........................................     16,000,000       17,416,320
    Cuyahoga County Hospital Facilities Revenue, Canton Inc. Project, 7.50%, 1/01/30 ........     17,100,000       17,760,060
    Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
       Refunding,
          Series A, 5.625%, 2/01/18 .........................................................      6,000,000        6,133,380
          Series E, 6.05%, 10/01/09 .........................................................      4,000,000        4,191,400
          Series F, 6.05%, 10/01/09 .........................................................      2,750,000        2,881,587
    Hamilton County Sales Tax Revenue,
       Refunding, Sub Series B, AMBAC Insured, 5.25%, 12/01/32 ..............................      1,995,000        2,022,192
       Sub Series B, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/32 ...........................      8,005,000        8,560,307
    Kettering City School District GO, School Improvement, Refunding, FGIC Insured, 5.00%,
       12/01/30 .............................................................................      1,860,000        2,044,531
    Little Miami Local School District GO, School Improvement, FSA Insured, Pre-Refunded,
       5.00%, 12/01/34 ......................................................................      4,000,000        4,450,320
    Marysville Wastewater Treatment System Revenue, Refunding, XLCA Insured, 5.00%,
       12/01/31 .............................................................................      8,000,000        7,689,200
       12/01/36 .............................................................................     13,725,000       13,641,826
    Montgomery County Hospital Facilities Revenue, Grandview Hospital and Medical Center,
       Pre-Refunded,
          5.50%, 12/01/10 ...................................................................      1,300,000        1,363,856
          5.60%, 12/01/11 ...................................................................      1,000,000        1,050,650
          5.65%, 12/01/12 ...................................................................        925,000          972,564
    Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, Pre-Refunded,
       5.375%, 12/01/20 .....................................................................      4,275,000        4,630,552
       5.45%, 12/01/25 ......................................................................      3,000,000        3,255,090
    Pickerington Local School District GO, School Facilities Construction and Improvement,
       FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 ..........................................     15,000,000       16,151,100
    Springboro Community City School District GO, School Improvement, MBIA Insured,
       Pre-Refunded, 5.00%, 12/01/27 ........................................................     10,350,000       11,376,513
    University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded, 5.75%,
       1/01/29 ..............................................................................     11,305,000       11,982,509
    University of Cincinnati COP, Jefferson Avenue Residence Hall, MBIA Insured, 5.125%,
       6/01/28 ..............................................................................      4,000,000        4,052,200
    University of Cincinnati General Receipts Revenue, Series A, FGIC Insured, Pre-Refunded,
       5.25%, 6/01/24 .......................................................................      5,000,000        5,414,800
                                                                                                               --------------
                                                                                                                  215,951,718
                                                                                                               --------------


                               42 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    OKLAHOMA 0.0%(c)
    Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
       6.00%, 8/15/14 .......................................................................   $  3,610,000   $    3,622,563
                                                                                                               --------------
    OREGON 1.1%
    Health Sciences University Revenue, Series A, MBIA Insured, 5.00%, 7/01/26 ..............     10,500,000       10,695,615
    Jackson County School District No. 6 Central Point GO, FGIC Insured, Pre-Refunded, 5.25%,
       6/15/20 ..............................................................................      4,000,000        4,231,520
    Lane County School District No. 19 Springfield GO, Refunding, FGIC Insured, 6.00%,
       10/15/13 .............................................................................      1,250,000        1,410,925
    Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
       Pre-Refunded, 6.00%, 5/01/26 .........................................................     10,000,000       10,786,400
    Oregon State Department of Transportation Highway User Tax Revenue, senior lien, Series
       A, 4.50%, 11/15/32 ...................................................................     30,000,000       29,474,400
    Oregon State EDR, Georgia-Pacific Corp. Project,
       Refunding, Series 183, 5.70%, 12/01/25 ...............................................      3,500,000        2,953,335
(d)    Series CLVII, 6.35%, 8/01/25 .........................................................      5,500,000        4,996,420
    Oregon State GO, State Board of Higher Education, Series A,
       5.00%, 8/01/26 .......................................................................      6,630,000        6,894,736
       5.00%, 8/01/27 .......................................................................      6,955,000        7,215,186
       Pre-Refunded, 5.00%, 8/01/26 .........................................................     12,000,000       12,838,440
                                                                                                               --------------
                                                                                                                   91,496,977
                                                                                                               --------------
    PENNSYLVANIA 4.0%
    Allegheny County Hospital Development Authority Revenue, Health System, Series A,
       MBIA Insured, Pre-Refunded, 6.50%, 11/15/30 ..........................................     10,000,000       11,161,700
    Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding, 5.50%,
       12/01/29 .............................................................................     10,000,000        9,728,800
    Allegheny County Port Authority Special Revenue, Transportation, Refunding, FGIC Insured,
       5.00%, 3/01/29 .......................................................................     10,000,000        9,575,100
    Berks County GO, AMBAC Insured, 5.00%, 11/15/25 .........................................      5,000,000        5,015,950
    Butler Area School District GO, FGIC Insured, Pre-Refunded, 5.60%, 4/01/28 ..............      5,000,000        5,284,650
    Coatesville School District GO, FSA Insured, 5.00%, 8/01/24 .............................      6,420,000        6,734,259
    Delaware County Authority University Revenue, Villanova University, Series A, MBIA
       Insured, 5.00%, 12/01/18 .............................................................      7,090,000        7,204,504
    Delaware River Port Authority Pennsylvania and New Jersey Revenue, FSA Insured, 5.75%,
       1/01/22 ..............................................................................      8,500,000        8,774,125
       1/01/26 ..............................................................................     10,000,000       10,311,100
    Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
       AMBAC Insured, 5.60%, 7/01/17 ........................................................      5,000,000        5,636,600
    Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured, 5.00%,
       11/01/37 .............................................................................      5,000,000        4,999,950
    Erie Water Authority Water Revenue, Series A, MBIA Insured, Pre-Refunded, 5.20%,
       12/01/30 .............................................................................     18,700,000       20,261,450
    Montgomery County IDA Retirement Community Revenue, Adult Community Total Services
       Retirement-Life Communities Inc., 5.25%, 11/15/28 ....................................      2,500,000        2,324,850
    Northampton County General Purpose Authority Revenue, County Agreement, FSA Insured,
       5.25%, 10/01/30 ......................................................................     12,150,000       12,534,426


                               Annual Report | 43

Franklin Federal Tax-Free Income Fund

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Pennsylvania State Higher Educational Facilities Authority Revenue, Temple University,
       Refunding, MBIA Insured, 5.00%, 4/01/33 ..............................................   $ 14,225,000   $   14,447,052
    Pennsylvania State Public School Building Authority Lease Revenue, School District of
       Philadelphia Project, FSA Insured, Pre-Refunded, 5.00%, 6/01/33 ......................     32,000,000       34,911,040
    Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded, 5.00%,
       7/15/31 ..............................................................................      5,850,000        6,307,002
    Philadelphia Authority for Industrial Development Lease Revenue, Series B, FSA Insured,
       Pre-Refunded, 5.25%, 10/01/30 ........................................................     15,630,000       17,044,671
    Philadelphia Gas Works Revenue,
       Fifth Series A-1, FSA Insured, 5.00%, 9/01/29 ........................................      5,000,000        5,045,500
       Refunding, First Series A, FSA Insured, 5.00%, 7/01/26 ...............................      5,000,000        5,004,300
    Philadelphia Hospitals and Higher Educational Facilities Authority Revenue, Mortgage,
       North Philadelphia Health Systems, Refunding, Series A, FHA Insured,
          5.30%, 1/01/18 ....................................................................      2,710,000        2,744,038
          5.35%, 1/01/23 ....................................................................      5,690,000        5,741,551
          5.375%, 1/01/28 ...................................................................      3,700,000        3,715,096
    Philadelphia Parking Authority Airport Parking Revenue, FSA Insured, 5.25%, 9/01/29 .....     15,000,000       15,312,450
    Philadelphia RDA Revenue, Neighborhood Transformation, Series C, FGIC Insured, 5.00%,
       4/15/29 ..............................................................................     10,965,000       10,782,981
       4/15/30 ..............................................................................     12,000,000       11,749,200
    Philadelphia School District GO, Series A, FSA Insured, Pre-Refunded, 5.75%, 2/01/30 ....     14,050,000       15,181,166
    Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured,
       5.00%, 11/01/31 ......................................................................      8,995,000        8,945,707
       Pre-Refunded, 5.00%, 11/01/31 ........................................................     16,005,000       17,256,271
    Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue, AMBAC Insured,
       5.125%, 2/01/35 ......................................................................     15,000,000       15,142,350
    Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
       Tax, AMBAC Insured, 5.25%, 2/01/31 ...................................................      5,000,000        5,087,200
                                                                                                               --------------
                                                                                                                  313,965,039
                                                                                                               --------------
    RHODE ISLAND 1.1%
    Narragansett Bay Commission Wastewater System Revenue, Series A, MBIA Insured,
       5.00%, 8/01/30 .......................................................................      7,990,000        8,105,695
    Rhode Island Health and Educational Building Corp. Revenue, Hospital Financing, Series A,
       Pre-Refunded,
          5.875%, 9/15/23 ...................................................................      2,000,000        2,028,040
          6.00%, 9/15/33 ....................................................................      3,000,000        3,043,380
    Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
       Refunding, Series 15-A, 6.85%, 10/01/24 ..............................................        620,000          620,763
       Refunding, Series 25-A, 4.95%, 10/01/16 ..............................................        130,000          130,400
       Series 10-A, 6.50%, 10/01/22 .........................................................        475,000          476,724
       Series 10-A, 6.50%, 4/01/27 ..........................................................        265,000          266,368
    Rhode Island State Economic Development Corp. Airport Revenue, Series B, MBIA Insured,
       5.00%,
          7/01/27 ...........................................................................     12,280,000       12,471,077
          7/01/30 ...........................................................................     14,965,000       15,125,425


                               44 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                    AMOUNT          VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    RHODE ISLAND (CONTINUED)
    Rhode Island State Health and Educational Building Corp. Revenue,
       Health Facilities, St. Antoine, Series B, Pre-Refunded, 6.125%, 11/15/29 .............   $  7,925,000   $    8,423,086
       Higher Education Facility, University of Rhode Island, Refunding, Series A, AMBAC
          Insured, 5.00%, 9/15/30 ...........................................................     10,000,000       10,240,500
       Hospital Financing, Lifespan Obligated Group, 6.375%, 8/15/21 ........................        925,000          989,130
       Hospital Financing, Lifespan Obligated Group, Pre-Refunded, 6.375%, 8/15/21 ..........      6,075,000        6,886,802
       Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA Insured, 5.00%,
          5/15/26 ...........................................................................      5,000,000        5,132,900
       Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA Insured, 5.00%,
          5/15/32 ...........................................................................     14,440,000       14,630,319
                                                                                                               --------------
                                                                                                                   88,570,609
                                                                                                               --------------
    SOUTH CAROLINA 1.9%
    Charleston Educational Excellence Finance Corp. Revenue, Charleston County School
       District,  5.25%, 12/01/30 ...........................................................      8,000,000        8,129,520
    Dorchester County Waterworks and Sewer System Revenue, Refunding, MBIA Insured, 5.00%,
       10/01/28 .............................................................................      8,000,000        8,155,120
    Greenville County School District Installment Purchase Revenue, Building Equity Sooner
       Tomorrow, Refunding, 5.00%, 12/01/28 .................................................      7,500,000        7,572,600
    Greenwood Fifty School Facilities Inc. Installment Purchase Revenue, Greenwood School
       District 50, Refunding, Assured Guaranty, 4.50%, 12/01/32 ............................      7,030,000        6,826,130
    Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster
       County Project, 5.00%, 12/01/26 ......................................................     12,300,000       11,713,167
    Medical University of South Carolina Hospital Authority Hospital Facilities Revenue,
       Mortgage, Refunding, Series A, MBIA Insured, 5.00%, 8/15/31 ..........................     13,860,000       14,015,232
    Newberry Investing in Children's Education Installment Revenue, Newberry County School
       District Project, 5.00%, 12/01/30 ....................................................      4,000,000        3,665,560
    Scago Educational Facilities Corp. for Beaufort School District Revenue, Beaufort School
       District, FSA Insured, 5.00%, 12/01/31 ...............................................      5,340,000        5,417,911
    Scago Educational Facilities Corp. for Chesterfield School District Revenue,
       School Project, Assured Guaranty, 5.00%, 12/01/29 ....................................      7,500,000        7,562,175
    Scago Educational Facilities Corp. for Colleton School District Revenue, School Project,
       Assured Guaranty, 5.00%,
          12/01/25 ..........................................................................      3,340,000        3,409,906
          12/01/26 ..........................................................................      4,000,000        4,069,600
    Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County
       Project, FSA Insured, 5.00%,
          12/01/25 ..........................................................................     18,900,000       19,497,429
          12/01/31 ..........................................................................     10,000,000       10,145,900
    South Carolina Public Service Authority Revenue, Series B, FSA Insured, 5.25%, 1/01/33 ..     31,835,000       32,672,897
    Sumter Two School Facilities Inc. Installment Purchase Revenue, Sumter County School
       District 2, Refunding, Assured Guaranty, 4.50%, 12/01/32 .............................      6,000,000        5,700,180
                                                                                                               --------------
                                                                                                                  148,553,327
                                                                                                               --------------


                               Annual Report | 45

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    SOUTH DAKOTA 0.4%
    South Dakota Health and Educational Facilities Authority Revenue,
       Avera Health Issue, AMBAC Insured, 5.25%, 7/01/22 ....................................   $ 15,425,000   $   16,171,570
       Sanford Health, 5.00%, 11/01/27 ......................................................      2,355,000        2,309,007
       Sanford Health, 5.00%, 11/01/40 ......................................................     12,945,000       12,288,559
                                                                                                               --------------
                                                                                                                   30,769,136
                                                                                                               --------------
    TENNESSEE 0.8%
    Clarksville Natural Gas Acquisition Corp. Gas Revenue, 5.00%, 12/15/19 ..................      6,000,000        5,650,260
    Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage,
       Mountain States Health, Series A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 .........      7,000,000        7,597,170
    Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
       Refunding, Series A, FSA Insured, 5.00%, 1/01/22 .....................................      2,260,000        2,332,727
       Series A, FSA Insured, Pre-Refunded, 5.00%, 1/01/22 ..................................      2,740,000        2,957,803
    Knox County Health Educational and Housing Facilities Board Revenue, University Health
       System Inc., Refunding, 5.25%, 4/01/27 ...............................................     17,500,000       16,269,750
    Knoxville Wastewater System Revenue, Improvement, Series A, MBIA Insured, 5.00%,
       4/01/30 ..............................................................................      7,850,000        8,052,294
    Metropolitan Government of Nashville and Davidson County District Energy Revenue,
       Series A, AMBAC Insured, 5.00%, 10/01/25 .............................................      5,460,000        5,594,097
    Tennessee Energy Acquisition Corp. Gas Revenue, Series A, 5.25%, 9/01/26 ................     12,000,000       11,601,600
    Tennessee HDA Revenue, Homeownership Program, Refunding, Series 1D, 4.70%, 7/01/15 ......        315,000          317,873
                                                                                                               --------------
                                                                                                                   60,373,574
                                                                                                               --------------
    TEXAS 5.9%
    Austin Electric Utility System Revenue, Refunding, MBIA Insured, 5.00%, 11/15/28 ........     10,000,000       10,150,700
    Bexar County GO, Certificates of Obligation, Combined Flood Control Tax, FSA Insured,
       5.00%, 6/15/37 .......................................................................     20,000,000       20,318,800
    Bexar County HFC, MFHR,
       American Opportunity Housing, Series A, MBIA Insured, 5.80%, 1/01/31 .................      6,000,000        5,984,460
       Honey Creek Apartments Project, Series A, MBIA Insured, 6.125%, 4/01/20 ..............      1,000,000        1,017,430
       Honey Creek Apartments Project, Series A, MBIA Insured, 6.20%, 4/01/30 ...............      2,845,000        2,886,053
    Bridge City ISD, GO, Refunding, 5.375%, 2/15/32 .........................................      2,005,000        2,070,804
    Carrollton GO, Improvement, FSA Insured, 5.25%, 8/15/19 .................................      1,000,000        1,043,920
    Dallas ISD, GO, Refunding, 5.25%, 2/15/20 ...............................................      2,000,000        2,099,600
    Dallas-Fort Worth International Airport Revenue, Refunding and Improvement, Series A,
       FGIC Insured, 5.625%, 11/01/26 .......................................................     85,000,000       85,039,100
    Decatur Hospital Authority Hospital Revenue, Series A, ETM, 5.75%, 9/01/29 ..............      4,040,000        4,539,506
    Denton ISD, GO, School Building, 5.00%, 8/15/38 .........................................     15,710,000       15,977,227
    Duncanville ISD, GO,
       Refunding, Series B, 5.25%, 2/15/32 ..................................................         50,000           51,268
       Series B, Pre-Refunded, 5.25%, 2/15/32 ...............................................      9,850,000       10,646,471
    Edcouch Elsa ISD, GO, Pre-Refunded, 5.50%, 2/15/30 ......................................      2,000,000        2,106,480
    Gulf Coast Waste Disposal Authority Environmental Improvement Revenue, USX Corp.
       Projects, Refunding, 5.50%, 9/01/17 ..................................................      3,250,000        3,282,792
    Gulf Coast Waste Disposal Authority Revenue, Valero Energy Corp. Project, 5.70%,
       4/01/32 ..............................................................................      3,000,000        2,835,450


                               46 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    Harris County Hospital District Revenue, senior lien, Refunding, Series A, MBIA Insured,
       5.125%, 2/15/32 ......................................................................   $ 10,215,000   $   10,304,075
    Hays Consolidated ISD, GO, Capital Appreciation, Pre-Refunded, zero cpn.,
       8/15/19 ..............................................................................      5,285,000        2,986,236
       8/15/21 ..............................................................................      8,420,000        4,198,549
       8/15/22 ..............................................................................      8,470,000        3,971,329
    Hidalgo County GO, Certificates of Obligation, FSA Insured, Pre-Refunded, 5.25%,
       8/15/21 ..............................................................................      2,500,000        2,692,075
    Houston Airport System Revenue, sub. lien, Series B, FSA Insured, Pre-Refunded, 5.50%,
       7/01/30 ..............................................................................      2,000,000        2,128,560
    Houston Area Water Corp. Contract Revenue, Northeast Water Purification Project,
       FGIC Insured, Pre-Refunded, 5.125%, 3/01/28 ..........................................     15,000,000       16,075,050
    Houston GO, Public Improvement, Refunding, MBIA Insured, 5.00%, 3/01/25 .................      5,000,000        5,113,000
    Houston Water and Sewer Systems Revenue, junior lien, Series B, FGIC Insured,
       Pre-Refunded, 5.25%, 12/01/30 ........................................................     14,000,000       14,935,060
    Keller ISD, GO,
       Pre-Refunded, 5.375%, 8/15/25 .........   ............................................      1,330,000        1,416,530
       Refunding, 5.375%, 8/15/25 ............   ............................................        170,000          174,284
    Kerrville ISD, GO, Pre-Refunded, 6.00%, 8/15/13 .........................................      1,000,000        1,078,830
    Laredo ISD, GO, Pre-Refunded, 5.25%, 8/01/24 ............................................      4,000,000        4,143,160
    Little Cypress Mauriceville Consolidated ISD, GO,
       Pre-Refunded, 5.90%, 8/01/29 .........................................................        785,000          819,289
       Refunding, 5.90%, 8/01/29 ............................................................      1,345,000        1,382,889
    Lower Colorado River Authority Revenue,
       Improvement, Series A, MBIA Insured, Pre-Refunded, 5.00%, 5/15/26 ....................        130,000          138,519
       Refunding, FSA Insured, 5.00%, 5/15/31 ...............................................     10,000,000       10,149,100
       Refunding and Improvement, Series A, MBIA Insured, 5.00%, 5/15/26 ....................      1,870,000        1,894,048
    Lubbock Educational Facilities Authority Revenue, Lubbock Christian, Refunding and
       Improvement, 5.125%, 11/01/27 ........................................................      1,000,000          945,210
    Lubbock HFC, SFMR, MBS Program, Refunding, Series A, GNMA Secured, 6.125%,
       12/01/17 .............................................................................        140,000          141,508
    Manor ISD, GO, School Building, 5.00%, 8/01/37 ..........................................      8,175,000        8,279,068
    Matagorda County Hospital District Revenue, FHA Insured, 5.00%, 2/15/35 .................     10,000,000        9,669,800
    North Central Texas Health Facility Development Corp. Revenue, Children's Medical Center
       Dallas, Refunding, AMBAC Insured, 5.25%, 8/15/24 .....................................     19,335,000       20,081,718
    North Texas Tollway Authority Revenue, System, First Tier, Refunding, Series A, 5.75%,
       1/01/40 ..............................................................................     35,000,000       35,883,050
    Northside ISD, GO,
       Pre-Refunded, 5.00%, 2/15/26 .........................................................      1,345,000        1,426,090
       Refunding, 5.00%, 2/15/26 ............................................................      1,155,000        1,171,355
    Onalaska ISD, GO, 5.375%, 2/15/32 .......................................................      2,840,000        2,964,335
    Pasadena GO, Certificates of Obligation, FGIC Insured, Pre-Refunded, 5.25%, 4/01/32 .....      3,000,000        3,209,730
    Port Corpus Christi IDC Revenue, Valero, Refunding, Series B, 5.40%, 4/01/18 ............      4,000,000        4,000,480
    Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%,
       12/01/22 .............................................................................     15,000,000       14,823,450
    Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured, 5.75%, 2/15/21 .....      2,500,000        2,643,900
    Rio Grande City Consolidated ISD, GO, School Building, 5.00%, 8/15/37 ...................     10,510,000       10,680,157


                               Annual Report | 47

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    San Antonio Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue, 5.50%,
       8/01/25 ..............................................................................   $ 20,000,000   $   19,888,000
    San Antonio Water Revenue, Systems, Refunding, FSA Insured, 5.00%,
       5/15/25 ..........................   .................................................      5,000,000        5,111,400
       5/15/28 ..........................   .................................................      5,000,000        5,085,550
    Southmost Regional Water Authority Water Supply Contract Revenue, MBIA Insured, 5.00%,
       9/01/25 ..............................................................................      5,000,000        5,091,000
    Tarrant County Health Facilities Development Corp. Health System Revenue,
       Harris Methodist Health System, FGIC Insured, ETM, 6.00%, 9/01/24 ....................      4,000,000        4,619,120
    Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living Centers,
       Series C, 5.75%,
          8/15/18 ...........................................................................      1,570,000        1,494,954
          8/15/28 ...........................................................................      3,900,000        3,409,926
    Texas City IDC Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%,
       10/01/20 .............................................................................        500,000          627,855
    Texas State Revenue, Transportation Commission-Mobility Fund, Series A, 5.00%,
       4/01/33 ..............................................................................     10,000,000       10,215,800
    Texas State Turnpike Authority Central Texas Turnpike System Revenue,
       Capital Appreciation, AMBAC Insured, zero cpn., 8/15/31 ..............................     43,500,000       11,325,225
    Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center,
       Refunding and Improvement, Series A, 5.25%, 11/01/32 .................................      6,250,000        5,564,500
       Series D, FSA Insured, Pre-Refunded, 5.375%, 11/01/27 ................................     10,680,000       11,146,289
    University of Texas University Revenues, Financing System, Series A, Pre-Refunded, 5.70%,
       8/15/20 ..............................................................................      1,000,000        1,042,530
    Waco Health Facilities Development Corp. FHA Insured Mortgage Revenue, Hillcrest Health
       System Project, Series A, MBIA Insured, 5.00%, 8/01/31 ...............................     15,000,000       15,008,850
    Wylie ISD, GO,
       Pre-Refunded, 7.00%, 8/15/24 .........................................................        660,000          746,645
       Refunding, 7.00%, 8/15/24 ............................................................        340,000          374,639
                                                                                                               --------------
                                                                                                                  470,322,778
                                                                                                               --------------

    UTAH 0.7%
    Intermountain Power Agency Power Supply Revenue, ETM, 6.15%, 7/01/14 ....................     16,000,000       16,100,960
    Salt Lake County College Revenue, Westminster College Project, Pre-Refunded, 5.625%,
       10/01/28 .............................................................................      3,305,000        3,485,685
    South Jordan Sales Tax Revenue, AMBAC Insured, Pre-Refunded, 5.20%, 8/15/26 .............      4,770,000        5,144,588
    South Valley Water Reclamation Facility Sewer Revenue, AMBAC Insured, 5.00%,
       8/15/30 ..............................................................................      5,730,000        5,848,668
    Utah State Transit Authority Sales Tax Revenue, Series A, FSA Insured, 5.00%, 6/15/36 ...     25,000,000       25,617,000
                                                                                                               --------------
                                                                                                                   56,196,901
                                                                                                               --------------
    VERMONT 0.4%
    Burlington Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/28 ......................      5,780,000        5,858,203
    University of Vermont and State Agricultural College Revenue, Refunding, MBIA Insured,
       5.00%, 10/01/30 ......................................................................     12,210,000       12,314,640
    Vermont Educational and Health Buildings Financing Agency Revenue, Hospital,
       Fletcher Allen Health, Series A,
          4.75%, 12/01/36 ...................................................................      5,000,000        4,268,250
          AMBAC Insured, 6.125%, 12/01/27 ...................................................     13,000,000       13,221,780
                                                                                                               --------------
                                                                                                                   35,662,873
                                                                                                               --------------


                               48 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    VIRGINIA 0.5%
    Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, MBIA Insured,
       5.00%, 6/15/30 .......................................................................   $ 12,260,000   $   12,398,293
    Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial Hospital, AMBAC Insured,
       5.00%, 8/15/31 .......................................................................     10,000,000       10,244,400
    Medical College Hospital Authority Revenue, General Revenue Bonds, MBIA Insured, 5.125%,
       7/01/18 ..............................................................................      2,000,000        2,043,620
    Norfolk Parking System Revenue, Refunding, Series A, MBIA Insured, 5.00%, 2/01/27 .......      5,000,000        5,134,800
    Virginia State HDA Commonwealth Mortgage Revenue, Series H, Sub Series H-1,
       MBIA Insured, 5.35%, 7/01/31 .........................................................     10,000,000       10,140,500
                                                                                                               --------------
                                                                                                                   39,961,613
                                                                                                               --------------
    WASHINGTON 4.0%
    Bellingham Housing Authority Revenue, Pacific Rim and Cascade Meadows Project,
       Refunding, MBIA Insured, 5.20%, 11/01/27 .............................................        200,000          200,048
    Central Puget Sound Regional Transportation Authority Sales and Use Tax Revenue,
       Series A, AMBAC Insured, 5.00%, 11/01/30 .............................................     20,000,000       20,341,800
    Chelan County PUD No. 1 Consolidated Revenue, Chelan Hydroelectric, Division I,
       Mandatory Put 7/01/28, Series A, FSA Insured, 5.25%, 7/01/33 .........................        200,000          202,012
    Clark County PUD No. 1 Generating System Revenue, Refunding, FSA Insured, 5.50%,
       1/01/25 ..............................................................................     15,015,000       15,530,315
    Energy Northwest Electric Revenue, Columbia Generating Station, Refunding,
       Series A, 5.00%, 7/01/24 .............................................................     15,255,000       15,770,009
       Series B, FSA Insured, 5.35%, 7/01/18 ................................................     11,500,000       12,115,365
    Goat Hill Properties Lease Revenue, Government Office Building Project, MBIA Insured,
       5.00%, 12/01/33 ......................................................................     18,500,000       18,643,560
    Grant County PUD No. 2 Wanapum Hydro Electric Revenue, Refunding,
       Second Series A, MBIA Insured, 5.20%, 1/01/23 .............   ........................        250,000          253,425
       Series D, FSA Insured, 5.20%, 1/01/23 .....................   ........................      6,000,000        6,209,280
    King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 ...........        145,000          146,190
    King County Public Hospital District No. 1 GO, Series B, 5.25%, 12/01/37 ................      5,000,000        5,074,050
    King County School District No. 408 Auburn GO, FSA Insured, 5.00%, 12/01/24 .............      5,000,000        5,159,000
    Pierce County School District No. 320 Sumner GO, FSA Insured, Pre-Refunded, 6.00%,
       12/01/14 .............................................................................      2,000,000        2,175,900
    Pierce County School District No. 403 Bethel GO, FGIC Insured, 5.25%, 12/01/22 ..........      5,000,000        5,172,050
    Port Seattle Revenue, Refunding, Series A,
          FGIC Insured, 5.00%, 4/01/31 ......................................................     21,680,000       21,786,666
          MBIA Insured, 5.00%, 7/01/33 ......................................................     10,000,000       10,067,100
    Seattle Municipal Light and Power Revenue, 5.40%, 12/01/25 ..............................     10,000,000       10,341,100
    Seattle Water System Revenue, FGIC Insured, 5.00%, 10/01/23 .............................        300,000          303,918
    Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 ......................        170,000          171,141
    Snohomish County USD No. 6 GO, 6.50%, 12/01/11 ..........................................      7,000,000        7,579,740
    Twenty-Fifth Avenue Properties Washington Student Housing Revenue, MBIA Insured,
       5.125%, 6/01/22 ......................................................................      2,925,000        3,017,488
       5.25%, 6/01/33 .......................................................................      9,770,000        9,966,670
    Washington State GO,
       AMBAC Insured, 5.00%, 1/01/31 ........................................................      7,925,000        8,055,525
       Motor Vehicle Fuel Tax, Series B, FGIC Insured, 5.00%, 7/01/27 .......................     10,000,000       10,194,900
       Series A, FGIC Insured, 5.00%, 7/01/27 ...............................................     10,000,000       10,194,900
       Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ...............................     10,120,000       10,404,271


                               Annual Report | 49

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    WASHINGTON (CONTINUED)
    Washington State Health Care Facilities Authority Revenue,
       MultiCare Health Systems, MBIA Insured, 5.00%, 8/15/22 ...............................   $    250,000   $      252,660
       Providence Health, Refunding, Series C, FSA Insured, 5.25%, 10/01/33 .................     10,000,000       10,312,600
       Providence Health Care Services, Refunding, Series A, FGIC Insured, 5.00%, 10/01/36 ..      9,750,000        9,691,012
       Providence Health Care Services, Series A, FGIC Insured, Pre-Refunded, 5.00%,
          10/01/36 ..........................................................................        250,000          276,713
       Providence Services, MBIA Insured, Pre-Refunded, 5.50%, 12/01/26 .....................      6,000,000        6,352,560
       Series C, Radian Insured, 5.50%, 8/15/36 .............................................     16,000,000       16,033,120
       Virginia Mason Medical, Series B, ACA Insured, 6.00%, 8/15/37 ........................     30,000,000       28,155,000
    Washington State Public Power Supply System Revenue,
       Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 ...........................      7,700,000        8,653,414
       Nuclear Project No. 3, Capital Appreciation, Refunding, Series B, zero cpn.,
           7/01/14 ..........................................................................     12,450,000        9,880,942
       Nuclear Project No. 3, Capital Appreciation, Series B, ETM, zero cpn., 7/01/14 .......      2,550,000        2,036,073
       Nuclear Project No. 3, Refunding, Series B, zero cpn., 7/01/12 .......................      6,400,000        5,549,696
       Nuclear Project No. 3, Refunding, Series B, zero cpn., 7/01/13 .......................     11,000,000        9,151,780
                                                                                                               --------------
                                                                                                                  315,421,993
                                                                                                               --------------
    WEST VIRGINIA 0.7%
    Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project, Refunding, 5.40%,
       5/01/25 ..............................................................................     10,000,000        8,759,600
    Harrison County County Commission Solid Waste Disposal Revenue, Allegheny Energy Supply
       Co., LLC, Refunding, Series D, 5.50%, 10/15/37 .......................................      9,000,000        8,571,870
    Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37 ......................     14,000,000       13,219,640
    West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 .........................     10,000,000       10,722,500
    West Virginia State Water Development Water Revenue, Loan Program 2, Refunding, Series B,
       AMBAC Insured, 5.00%, 11/01/29 .......................................................      7,500,000        7,632,900
    West Virginia University Revenues, Improvement, West Virginia University Projects,
       Series C, FGIC Insured, 5.00%, 10/01/34 ..............................................     10,000,000       10,043,000
                                                                                                               --------------
                                                                                                                   58,949,510
                                                                                                               --------------
    WISCONSIN 0.3%
    Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 ..............................      2,200,000        2,202,024
    Wisconsin State Health and Educational Facilities Authority Revenue,
       Ministry Health, FSA Insured, 5.00%, 8/01/31 .........................................      1,500,000        1,497,840
       Ministry Health, FSA Insured, 5.00%, 8/01/34 .........................................      8,000,000        7,953,120
       Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 .......................................     10,000,000       10,100,300
                                                                                                               --------------
                                                                                                                   21,753,284
                                                                                                               --------------
    U.S. TERRITORIES 2.0%
    PUERTO RICO 1.9%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding, 5.375%, 5/15/33 ...........................................................     21,605,000       20,757,868
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
       Pre-Refunded,
          5.00%, 7/01/36 ....................................................................     62,000,000       68,917,960
          5.50%, 7/01/36 ....................................................................      7,000,000        8,028,300
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series K, 5.00%, 7/01/30 ..................................................     19,190,000       17,928,066


                               50 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
       Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 .............................   $    350,000   $      367,643
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%,
       7/01/19 ..............................................................................        850,000          853,706
    Puerto Rico PBA Guaranteed Revenue,
       Government Facilities, Refunding, Series D, 5.25%, 7/01/27 ...........................      3,265,000        3,271,987
       Government Facilities, Series D, Pre-Refunded, 5.25%, 7/01/27 ........................      8,735,000        9,401,568
       Refunding, 5.00%, 7/01/37 ............................................................     20,000,000       18,581,600
                                                                                                               --------------
                                                                                                                  148,108,698
                                                                                                               --------------
    VIRGIN ISLANDS 0.1%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
       5.50%, 10/01/18 ......................................................................      1,400,000        1,416,758
       5.50%, 10/01/22 ......................................................................      5,000,000        5,027,650
       5.625%, 10/01/25 .....................................................................      1,900,000        1,914,516
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
       7/01/18 ..............................................................................        500,000          489,975
                                                                                                               --------------
                                                                                                                    8,848,899
                                                                                                               --------------
    TOTAL U.S. TERRITORIES ..................................................................                     156,957,597
                                                                                                               --------------
    TOTAL LONG TERM INVESTMENTS (COST $7,439,414,819) .......................................                   7,621,510,785
                                                                                                               --------------
    SHORT TERM INVESTMENTS 2.5%
    MUNICIPAL BONDS 2.5%
    CALIFORNIA 0.0%(c)
(e) Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding,
       Series F, AMBAC Insured, Weekly VRDN and Put, 6.00%, 8/15/21 .........................      2,600,000        2,600,000
                                                                                                               --------------
    COLORADO 0.1%
(e) Colorado Educational and Cultural Facilities Authority Revenue, National Jewish
       Federation Bond Program, Series A-7, Daily VRDN and Put, 2.65%, 7/01/29 ..............      4,000,000        4,000,000
                                                                                                               --------------
    GEORGIA 0.2%
(e) Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding,
       AMBAC Insured, Weekly VRDN and Put, 2.43%, 10/01/16 ..................................      5,700,000        5,700,000
    Burke County Development Authority PCR, TECP, Oglethorpe Power Corp. Vogtle Project,
       AMBAC Insured, 5.50%, 6/02/08 ........................................................     10,000,000        9,998,300
                                                                                                               --------------
                                                                                                                   15,698,300
                                                                                                               --------------
    MASSACHUSETTS 0.2%
(e) Massachusetts State Health and Educational Facilities Authority Revenue,
       Capital Asset Program, Series E, Daily VRDN and Put, 2.70%, 1/01/35 ..................      3,300,000        3,300,000
       Stonehill College, Series K, Daily VRDN and Put, 2.30%, 7/01/37 ......................      8,000,000        8,000,000
                                                                                                               --------------
                                                                                                                   11,300,000
                                                                                                               --------------
    MICHIGAN 0.0%(c)
(e) Eastern Michigan University Revenues, General, Refunding, Weekly VRDN and Put, 2.45%,
       6/01/36 ..............................................................................      2,395,000        2,395,000
                                                                                                               --------------


                               Annual Report | 51

Franklin Federal Tax-Free Income Fund

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT           VALUE
                                                                                                ------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI 0.1%
(e) Missouri State Health and Educational Facilities Authority Educational Facilities
       Revenue, Washington University, Series B, Daily VRDN and Put, 2.75%, 2/15/33 .........   $  2,000,000   $    2,000,000
(e) Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
       SSM Health Care Corp., Refunding, Series C-1, FSA Insured, Daily VRDN and Put, 2.50%,
          6/01/19 ...........................................................................      3,000,000        3,000,000
                                                                                                               --------------
                                                                                                                    5,000,000
                                                                                                               --------------
    NEW JERSEY 0.0%(c)
(e) New Jersey State Educational Facilities Authority Revenue, College of New Jersey,
       Refunding, Series A, AMBAC Insured, Weekly VRDN and Put, 4.33%, 7/01/29 ..............      3,100,000        3,100,000
                                                                                                               --------------
    OHIO 0.4%
(e) Franklin County Hospital Revenue, Children's Hospital, Refunding, AMBAC Insured,
       Weekly VRDN and Put, 8.00%, 11/01/25 .................................................      2,800,000        2,800,000
(e) Mahoning County Hospital Facilities Revenue, Forum Health Obligation Group, Refunding,
       Series B, MBIA Insured, Weekly VRDN and Put, 9.50%, 12/01/28 .........................     25,555,000       25,555,000
                                                                                                               --------------
                                                                                                                   28,355,000
                                                                                                               --------------
    OKLAHOMA 0.5%
(e) Payne County EDA Student Housing Revenue, OSUF Phase 3, Student Project, Series B,
       AMBAC Insured, Weekly VRDN and Put, 6.50%, 7/01/37 ...................................     42,750,000       42,750,000
                                                                                                               --------------
    TENNESSEE 0.2%
(e) Blount County PBA Revenue, Local Government Public Improvement, Series A-3-A,
       Daily VRDN and Put, 4.75%, 6/01/26 ...................................................     17,600,000       17,600,000
                                                                                                               --------------
    UTAH 0.8%
(e) Central Utah Water Conservancy District GO, Refunding, Series B, AMBAC Insured,
       Weekly VRDN and Put, 6.50%, 4/01/30 ..................................................     65,400,000       65,400,000
                                                                                                               --------------
    TOTAL SHORT TERM INVESTMENTS (COST $198,200,000) ........................................                     198,198,300
                                                                                                               --------------
    TOTAL INVESTMENTS (COST $7,637,614,819) 98.6% ...........................................                   7,819,709,085
    OTHER ASSETS, LESS LIABILITIES 1.4% .....................................................                     108,031,919
                                                                                                               --------------
    NET ASSETS 100.0% .......................................................................                  $7,927,741,004
                                                                                                               ==============

See Selected Portfolio Abbreviations on page 53.

(a)  See Note 6 regarding defaulted securities.

(b)  A portion or all of the security purchased on a when-issued basis. See
     Note 1(b).

(c)  Rounds to less than 0.1% of net assets.

(d) The Internal Revenue Service has issued a preliminary adverse determination, ruling that the income generated by the bond is taxable. The issuer of the bond is contesting this determination and, until such time as this is finalized, the Fund will continue to recognize interest income earned on the bond as tax-exempt. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Fund and/or its shareholders.

(e) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

 52 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF INVESTMENTS, APRIL 30, 2008

SELECTED PORTFOLIO ABBREVIATIONS

ACA   - American Capital Access Holdings Inc.
AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Berkshire Hathaway Assurance Corp.
BIG   - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name)
CDA   - Community Development Authority/Agency
CIFG  - CDC IXIS Financial Guaranty
COP   - Certificate of Participation
CRDA  - Community Redevelopment Authority/Agency
EDA   - Economic Development Authority
EDC   - Economic Development Corp.
EDR   - Economic Development Revenue
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority/Agency
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDA   - Housing Development Authority/Agency
HFA   - Housing Finance Authority/Agency
HFAR  - Housing Finance Authority Revenue
HFC   - Housing Finance Corp.
HMR   - Home Mortgage Revenue
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
IDB   - Industrial Development Bond/Board
IDC   - Industrial Development Corp.
IDR   - Industrial Development Revenue
ISD   - Independent School District
MBIA  - Municipal Bond Investors Assurance Corp.
MBS   - Mortgage-Backed Security
MFHR  - Multi-Family Housing Revenue
MFR   - Multi-Family Revenue
MTA   - Metropolitan Transit Authority
PBA   - Public Building Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
PUD   - Public Utility District
RDA   - Redevelopment Agency/Authority
SFM   - Single Family Mortgage
SFMR  - Single Family Mortgage Revenue
TECP  - Tax-Exempt Commercial Paper
USD   - Unified/Union School District
XLCA  - XL Capital Assurance

      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 53

Franklin Federal Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2008

Assets:
   Investments in securities:
      Cost .......................................   $7,637,614,819
                                                     ==============
      Value ......................................   $7,819,709,085
   Cash ..........................................        3,651,087
   Receivables:
      Investment securities sold .................        2,495,118
      Capital shares sold ........................       21,401,568
      Interest ...................................      115,875,405
                                                     --------------
         Total assets ............................    7,963,132,263
                                                     --------------
Liabilities:
   Payables:
      Investment securities purchased ............       23,350,403
      Capital shares redeemed ....................        7,558,362
      Affiliates .................................        4,049,481
   Accrued expenses and other liabilities ........          433,013
                                                     --------------
         Total liabilities .......................       35,391,259
                                                     --------------
            Net assets, at value .................   $7,927,741,004
                                                     ==============
Net assets consist of:
   Paid-in capital ...............................   $7,752,203,976
   Undistributed net investment income ...........        6,664,172
   Net unrealized appreciation (depreciation) ....      182,094,266
   Accumulated net realized gain (loss) ..........      (13,221,410)
                                                     --------------
            Net assets, at value .................   $7,927,741,004
                                                     ==============

 54 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2008

CLASS A:
   Net assets, at value .....................................................   $6,901,917,569
                                                                                ==============
   Shares outstanding .......................................................      584,059,138
                                                                                ==============
   Net asset value per share(a) .............................................   $        11.82
                                                                                ==============
   Maximum offering price per share (net asset value per share / 95.75%) ....   $        12.34
                                                                                ==============
CLASS B:
   Net assets, at value .....................................................   $  178,156,424
                                                                                ==============
   Shares outstanding .......................................................       15,088,331
                                                                                ==============
   Net asset value and maximum offering price per share(a) ..................   $        11.81
                                                                                ==============
CLASS C:
   Net assets, at value .....................................................   $  594,723,612
                                                                                ==============
   Shares outstanding .......................................................       50,358,946
                                                                                ==============
   Net asset value and maximum offering price per share(a) ..................   $        11.81
                                                                                ==============
ADVISOR CLASS:
   Net assets, at value .....................................................   $  252,943,399
                                                                                ==============
   Shares outstanding .......................................................       21,394,805
                                                                                ==============
   Net asset value and maximum offering price per share(a) ..................   $        11.82
                                                                                ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 55

Franklin Federal Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the year ended April 30, 2008

Investment income:
   Interest ..............................................................   $ 382,908,908
                                                                             -------------
Expenses:
   Management fees (Note 3a) .............................................      34,496,102
   Distribution fees: (Note 3c)
      Class A ............................................................       6,085,675
      Class B ............................................................       1,293,331
      Class C ............................................................       3,219,761
   Transfer agent fees (Note 3e) .........................................       2,972,491
   Custodian fees ........................................................         113,635
   Reports to shareholders ...............................................         233,864
   Registration and filing fees ..........................................         363,311
   Professional fees .....................................................         133,171
   Trustees' fees and expenses ...........................................         138,116
   Other .................................................................         337,989
                                                                             -------------
         Total expenses ..................................................      49,387,446
                                                                             -------------
            Net investment income ........................................     333,521,462
                                                                             -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .............................      11,517,019
   Net change in unrealized appreciation (depreciation) on investments....    (198,174,563)
                                                                             -------------
Net realized and unrealized gain (loss) ..................................    (186,657,544)
                                                                             -------------
Net increase (decrease) in net assets resulting from operations ..........   $ 146,863,918
                                                                             =============


 56 | The accompanying notes are an integral part of these financial statements.
                                | Annual Report

Franklin Federal Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED APRIL 30,
                                                                                   -------------------------------
                                                                                        2008             2007
                                                                                   --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................................   $  333,521,462   $  327,498,465
      Net realized gain (loss) from investments ................................       11,517,019        8,498,203
      Net change in unrealized appreciation (depreciation) on investments ......     (198,174,563)      56,442,130
                                                                                   --------------   --------------
            Net increase (decrease) in net assets resulting from operations ....      146,863,918      392,438,798
                                                                                   --------------   --------------
Distributions to shareholders from:
      Net investment income:
         Class A ...............................................................     (296,797,995)    (287,661,933)
         Class B ...............................................................       (7,815,031)      (9,822,812)
         Class C ...............................................................      (19,060,067)     (16,599,749)
         Advisor Class .........................................................      (10,463,677)      (7,929,154)
                                                                                   --------------   --------------
   Total distributions to shareholders .........................................     (334,136,770)    (322,013,648)
                                                                                   --------------   --------------
   Capital share transactions: (Note 2)
         Class A ...............................................................      496,511,453      227,931,591
         Class B ...............................................................      (42,445,082)     (37,117,042)
         Class C ...............................................................      156,363,542       42,838,598
         Advisor Class .........................................................       67,262,809       33,874,961
                                                                                   --------------   --------------
   Total capital share transactions ............................................      677,692,722      267,528,108
                                                                                   --------------   --------------
   Redemption fees .............................................................           41,626           30,329
                                                                                   --------------   --------------
            Net increase (decrease) in net assets ..............................      490,461,496      337,983,587
Net assets:
   Beginning of year ...........................................................    7,437,279,508    7,099,295,921
                                                                                   --------------   --------------
   End of year .................................................................   $7,927,741,004   $7,437,279,508
                                                                                   --------------   --------------
Undistributed net investment income included in net assets:
   End of year .................................................................   $    6,664,172   $    7,525,737
                                                                                   ==============   ==============


      Annual Report | The accompanying notes are an integral part of these
                           financial statements. | 57

Franklin Federal Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES

Franklin Federal Tax-Free Income Fund (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company, consisting of one fund, the Franklin Federal Tax-Free Income Fund (Fund). The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Fund may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               58 | Annual Report

Franklin Federal Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of April 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                               Annual Report | 59

Franklin Federal Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. CAPITAL STOCK

At April 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                      YEAR ENDED APRIL 30,
                                   -------------------------------------------------------
                                              2008                         2007
                                   ---------------------------  --------------------------
                                      SHARES         AMOUNT        SHARES        AMOUNT
                                   -----------  --------------  -----------  -------------
CLASS A SHARES:
   Shares sold .................   101,551,266  $1,207,913,902   62,990,734  $ 761,644,962
   Shares issued in reinvestment
      of distributions .........    14,477,906     171,713,716   13,258,240    159,920,111
   Shares redeemed .............   (74,373,549)   (883,116,165) (57,475,070)  (693,633,482)
                                   -----------  --------------   ----------  -------------
   Net increase (decrease) .....    41,655,623  $  496,511,453   18,773,904  $ 227,931,591
                                   ===========  ==============   ==========  =============
CLASS B SHARES:
   Shares sold .................       421,738  $    5,009,341      237,136  $   2,861,177
   Shares issued in reinvestment
      of distributions .........       404,145       4,795,550      494,793      5,964,479
   Shares redeemed .............    (4,396,889)    (52,249,973)  (3,803,700)   (45,942,698)
                                   -----------  --------------   ----------  -------------
   Net increase (decrease) .....    (3,571,006) $  (42,445,082)  (3,071,771) $ (37,117,042)
                                   ===========  ==============   ==========  =============


                               60 | Annual Report

Franklin Federal Tax-Free Income Fund

2. CAPITAL STOCK (CONTINUED)

                                                              YEAR ENDED APRIL 30,
                                           -----------------------------------------------------
                                                      2008                       2007
                                           -------------------------   -------------------------
                                             SHARES        AMOUNT        SHARES        AMOUNT
                                           ----------   ------------   ----------   ------------
CLASS C SHARES:
   Shares sold .........................   19,462,689   $230,755,127    8,044,481   $ 97,259,220
   Shares issued in reinvestment
      of distributions .................    1,034,743     12,265,251      878,780     10,599,639
   Shares redeemed .....................   (7,303,717)   (86,656,836)  (5,385,107)   (65,020,261)
                                           ----------   ------------    ---------   ------------
   Net increase (decrease) .............   13,193,715   $156,363,542    3,538,154   $ 42,838,598
                                           ==========   ============    =========   ============
ADVISOR CLASS SHARES:
   Shares sold .........................    9,910,900   $118,040,536    5,085,425   $ 61,511,201
   Shares issued in reinvestment
      of distributions .................      355,208      4,207,356      164,119      1,982,576
   Shares redeemed .....................   (4,663,037)   (54,985,083)  (2,447,003)   (29,618,816)
                                           ----------   ------------    ---------   ------------
   Net increase (decrease) .............    5,603,071   $ 67,262,809    2,802,541   $ 33,874,961
                                           ==========   ============    =========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
-------------------------------------------------------------   ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

Effective January 1, 2008, the Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
      0.625%          Up to and including $100 million
      0.500%          Over $100 million, up to and including $250 million
      0.450%          Over $250 million, up to and including $7.5 billion
      0.440%          Over $7.5 billion, up to and including $10 billion
      0.430%          Over $10 billion, up to and including $12.5 billion
      0.420%          Over $12.5 billion, up to and including $15 billion
      0.400%          Over $15 billion, up to and including $17.5 billion
      0.380%          Over $17.5 billion, up to and including $20 billion
      0.360%          In excess of $20 billion


                               Annual Report | 61

Franklin Federal Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Prior to January 1, 2008, the Fund paid fees to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $10 billion
       0.440%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ................................................................   0.10%
Class B ................................................................   0.65%
Class C ................................................................   0.65%


                               62 | Annual Report

Franklin Federal Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers .................................................   $2,105,719
Contingent deferred sales charges retained ........................   $  385,175

E. TRANSFER AGENT FEES

For the year ended April 30, 2008, the Fund paid transfer agent fees of $2,972,491, of which $2,001,264 was retained by Investor Services.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2012 .....................................   $11,273,106
   2014 .....................................     1,937,789
                                                -----------
                                                $13,210,895
                                                ===========

During the year ended April 30, 2008, the Fund utilized $11,733,390 of capital loss carryforwards.

The tax character of distributions paid during the years ended April 30, 2008 and 2007, was as follows:

                                                    2008          2007
                                                ------------  ------------
Distributions paid from -
   tax exempt income ........................   $334,136,770  $322,013,648

At April 30, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments .........................   $7,636,417,006
                                                ==============
Unrealized appreciation .....................   $  280,687,279
Unrealized depreciation .....................      (97,395,200)
                                                --------------
Net unrealized appreciation (depreciation) ..   $  183,292,079
                                                ==============
Undistributed tax exempt income .............   $    5,455,840
                                                ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.


                               Annual Report | 63

Franklin Federal Tax-Free Income Fund

4. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond workout expenditures and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2008, aggregated $1,687,251,080 and $1,146,126,808, respectively.

6. DEFAULTED SECURITIES

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2008, the value of this security was $5,719,896, representing 0.07% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

7. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                               64 | Annual Report

Franklin Federal Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FRANKLIN FEDERAL TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Federal Tax-Free Income Fund (the "Fund") at April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
June 18, 2008


                               Annual Report | 65

Franklin Federal Tax-Free Income Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended April 30, 2008. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2009, shareholders will be notified of amounts for use in preparing their 2008 income tax returns.


                               66 | Annual Report

Franklin Federal Tax-Free Income Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  -----------------------  --------------------------------------
HARRIS J. ASHTON (1932)         Trustee          Since 1982          143                      Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)        Trustee          Since 1998          122                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                 Trustee          Since 2007          122                      Chevron Corporation (global energy
One Franklin Parkway                                                                          company) and ICO Global Communications
San Mateo, CA 94403-1906                                                                      (Holdings) Limited (satellite
                                                                                              company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)         Trustee          Since 2005          143                      Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                      Company (processed foods and allied
                                                                                              products), RTI International Metals,
                                                                                              Inc. (manufacture and distribution of
                                                                                              titanium), Canadian National Railway
                                                                                              (railroad) and White Mountains
                                                                                              Insurance Group, Ltd. (holding
                                                                                              company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 67

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  -----------------------  --------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee          Since 1982          122                      Center for Creative Land Recycling
One Franklin Parkway                                                                          (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)           Trustee          Since 2007          143                      Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                                      Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee          Since 2007          143                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)           Lead             Trustee since       122                      None
One Franklin Parkway            Independent      2006 and Lead
San Mateo, CA 94403-1906        Trustee          Independent
                                                 Trustee since
                                                 January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  -----------------------  --------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and      Trustee since       143                      None
One Franklin Parkway            Chairman of      1982 and
San Mateo, CA 94403-1906        the Board        Chairman of the
                                                 Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               68 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  -----------------------  --------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee          Since 2007          94                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

SHEILA AMOROSO (1959)           Vice President   Since 1999          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

RAFAEL R. COSTAS, JR. (1965)    Vice President   Since 1999          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief            Chief Compliance    Not Applicable           Not Applicable
One Franklin Parkway            Compliance       Officer since 2004
San Mateo, CA 94403-1906        Officer and      and Vice
                                Vice President   President - AML
                                - AML            Compliance since
                                Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY,Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)       Treasurer,       Treasurer since     Not Applicable           Not Applicable
One Franklin Parkway            Chief Financial  2004, Chief
San Mateo, CA 94403-1906        Officer and      Financial Officer
                                Chief            and Chief
                                Accounting       Accounting Officer
                                Officer          since February
                                                 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).


                               Annual Report | 69

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  -----------------------  --------------------------------------
JIMMY D. GAMBILL (1947)         Vice President   Since February      Not Applicable           Not Applicable
500 East Broward Blvd.                           2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)            Vice President   Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   President and    Since 2002          Not Applicable           Not Applicable
One Franklin Parkway            Chief
San Mateo, CA 94403-1906        Executive
                                Officer -
                                Investment
                                Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

KAREN L. SKIDMORE (1952)        Vice President   Since 2006          Not Applicable           Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)            Vice President   Since 2005          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).


                               70 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  -----------------------  --------------------------------------
GALEN G. VETTER (1951)          Senior Vice      Since February      Not Applicable           Not Applicable
500 East Broward Blvd.          President and    2008
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

THOMAS WALSH (1961)             Vice President   Since 1999          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                               Annual Report | 71

Franklin Federal Tax-Free Income Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy


                               72 | Annual Report

Franklin Federal Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance of its Class A shares during 2007 as well as the previous 10 years ended December 31, 2007, in comparison to a performance universe consisting of all retail and institutional general municipal debt funds as selected by Lipper. The Lipper report showed the income performance for the Fund during 2007 and on an annualized basis in each of the previous three-, five- and 10-year periods to be in the highest quintile of its Lipper performance universe and that its total return during 2007 and during each of the previous three-, five- and 10-year periods on an annualized basis was also in the highest quintile of such universe. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the


                               Annual Report | 73

Franklin Federal Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate for the Fund to be less than four basis points above its Lipper expense group median, and its actual total expenses to be in the least expensive quintile of such expense group. The Board was satisfied with the investment management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continually refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based


                               74 | Annual Report

Franklin Federal Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of assets; 0.44% on the next $2.5 billion of assets, with breakpoints continuing in stages thereafter until declining to a final breakpoint of 0.36% on assets in excess of $20 billion. It was noted that new or reduced breakpoints in the fee structure at the $7.5 billion and $10 billion asset levels had been authorized by the Directors at a Board meeting held December 3, 2007, and had become effective January 1, 2008. The Fund had assets of approximately $7.7 billion at the end of 2007 and the Board believes that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                               Annual Report | 75

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

(FRANKLIN TEMPLETON INVESTMENTS LOGO)
    FRANKLIN TEMPLETON INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN FEDERAL
TAX-FREE INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

116 A2008 06/08

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $66,151 for the fiscal year ended April 30, 2008 and $58,175 for the fiscal year ended April 30, 2007.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended April 30, 2008 and $46,000 for the fiscal year ended April 30, 2007. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended April 30, 2008 and $46,000 for the fiscal year ended April 30, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN FEDERAL TAX-FREE INCOME FUND

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  June 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  June 26, 2008


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  June 26, 2008